UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14(a)-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B
Monroe Township, NJ 08831

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JANUARY 16, 2025

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of Ocean Power Technologies, Inc. (the “Company,” “OPT,” “we,” “us” or “our”) will be held on Thursday, January 16, 2025, at 10:00 a.m., Eastern Time, in virtual meeting format only, via live webcast (including any adjournments, postponements, or continuations thereof, the “2024 Annual Meeting”). The 2024 Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location.

The 2024 Annual Meeting will be held for the following purposes:

1.	To elect as directors the five (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors (the “Board” or the “OPT Board”) until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

2.	To approve an amendment and restatement of the 2015 Omnibus Incentive Plan (the “2015 Plan”) to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of our common stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036;

3.	To consider and take action on the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for fiscal year ending April 30, 2025;

4.	To approve, by a non-binding advisory vote, the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the 2024 Annual Meeting.

Who Can Vote:

Stockholders of record at the close of business on November 18, 2024.

How You Can Vote:

You may cast your vote via mail, telephone, or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the 2024 Annual Meeting.

Who May Attend:

All stockholders are cordially invited to attend the 2024 Annual Meeting by visiting www.cesonlineservices.com/optt25_vm, where you will be able to listen to the meeting live, submit questions, and vote. To attend the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt25_vm by 10:00 a.m. Eastern Time on January 15, 2025.

A list of stockholders entitled to vote at the 2024 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2024 Annual Meeting, for ten (10) days prior to the 2024 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, DIANA G. PURCEL, AND PETER E. SLAIBY) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4 USING THE ENCLOSED PROXY CARD.

Whether or not you attend the 2024 Annual Meeting, it is important that your shares be represented at the 2024 Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Sodali & Co. LLC (“Sodali”), our proxy solicitor assisting us in connection with the 2024 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

Regardless of the number of shares of OPT common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in OPT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tracy Pagliara
Tracy Pagliara
General Counsel and Secretary

Monroe Township, NJ

November 18, 2024

This Notice of the 2024 Annual Meeting of Stockholders and the accompanying Proxy Statement will first be sent or made available to stockholders of record as of November 18, 2024 on or about November 18, 2024.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Thursday, January 16, 2025.

The Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 are available at
https:// www.oceanpowertechnologies.com

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) and the enclosed proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Ocean Power Technologies, Inc., a Delaware corporation (“OPT,” the “Company,” “we,” “us” or “our”), for use at OPT’s 2024 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “2024 Annual Meeting”). We anticipate that this proxy statement and the enclosed form of proxy card will first be sent or made available to stockholders of record as of the close of business on November 18, 2024 on or about November 20, 2024.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2024,” “2023,” “2022,” and the like refer to the fiscal year ending, or ended, on April 30 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE 2024 ANNUAL MEETING

2024 Annual Meeting of Stockholders

Time and Date:	On January 16, 2025, at 10:00 a.m., Eastern Time.

Place:	Via live webcast by visiting www.cesonlineservices.com/optt25_vmwww.cesonlineservices.com/optt25_vm. To attend the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt25_vmby 10:00 a.m. Eastern Time on January 15, 2025.

Record Date:	The close of business on November 18, 2024 (the “Record Date”).

Proxy Materials:	The Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card, and OPT’s Annual Report on Form 10-K for the year ended April 30, 2024 will first be sent or made available to stockholders of record as of the Record Date on or about November 18, 2024.

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Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE PROXY CARD	PAGE

Proposal 1 – Elect as directors the five (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board of Directors until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal	“FOR ALL”	14

Proposal 2 – To approve an amendment and restatement of the 2015 Omnibus Incentive Plan (the “2015 Plan”) to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of our common stock, par value $.001 per share (“Common Stock”), available for grant under the 2015 Plan from 7,282,036 to 27,282,036	“FOR”	29

Proposal 3 – To ratify, by a non-binding advisory vote, the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025	“FOR”	35

Proposal 4 – To approve, by a non-binding advisory vote, the compensation of our named executive officers	“FOR”	53

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING.

For more information and up-to-date postings, please go to www.oceanpowertechnologies.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the 2024 Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2024 Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY either by completing, signing, and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or by following the instructions on the enclosed proxy card to vote via the Internet or by telephone. Returning your proxy card will not prevent you from voting at the 2024 Annual Meeting but will ensure that your vote is counted if you are unable to attend.

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QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of OPT. The Board is providing these proxy materials to you in connection with OPT’s Annual Meeting to be held on Thursday, January 16, 2025 at 10:00 a.m., Eastern Time, via live webcast at www.cesonlineservices.com/optt25_vm. These materials will first be sent or made available to stockholders of record as of the Record Date on or about November 18, 2024. You are invited to attend the 2024 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a voting instruction form or proxy card for the 2024 Annual Meeting. voting instruction forms and proxy cards are being solicited on behalf of the Board. OPT’s proxy materials include detailed information about the matters that will be discussed and voted on at the 2024 Annual Meeting and provide updated information about OPT that you should consider in order to make an informed decision when voting your shares. Our Board urges you to rely and vote only on the voting instruction form or proxy card.

When and where will the 2024 Annual Meeting be held?

The 2024 Annual Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Thursday, January 16, 2025 in a virtual only meeting format via live webcast at www.cesonlineservices.com/optt25_vm. You will not be able to attend the 2024 Annual Meeting at a physical location. To attend the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt25_vm by 10:00 a.m., Eastern Time on January 15, 2025. Attendance at the 2024 Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2024 Annual Meeting may be granted to others at the discretion of OPT and the chair of the 2024 Annual Meeting.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the 2024 Annual Meeting.

Stockholders may log into the meeting platform beginning at 9:30 a.m., Eastern Time, on January 16, 2025. We encourage you to log in prior to the 2024 Annual Meeting’s start time by following the instructions found in the reminder email sent the day before the 2024 Annual Meeting.

If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee in order to vote at the 2024 Annual Meeting. If you need assistance with registration or voting, or have any questions, please contact Morrow Sodali, our proxy solicitor assisting us in connection with the 2024 Annual Meeting.

We will provide stockholders with the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://oceanpowertechnologies.com/stockholder-meeting/ prior to the date of the 2024 Annual Meeting and may include certain procedural requirements.

Even if you plan to attend the 2024 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2024 Annual Meeting.

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What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the 2024 Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Sodali, our proxy solicitor assisting us in connection with the 2024 Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of Common Stock you own at the 2024 Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals the authority to vote your shares of Common Stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the 2024 Annual Meeting.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of Common Stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of Common Stock are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your proxy card(s).

What matters will be voted on at the 2024 Annual Meeting?

We are aware of four matters that stockholders may vote on at the 2024 Annual Meeting. The following items are each listed on the proxy card:

1.	The election as directors the sfive (5) persons named in this Proxy Statement as the Board’s nominees to serve on our Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

2.	The approval of an amendment and restatement of the 2015 Plan to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of Common Stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036 (Proposal 2);

3.	The ratification, by a non-binding advisory vote, of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal 3); and

4.	The approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 4).

We will also transact such other matters as may properly come before the 2024 Annual Meeting.

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Could other matters be decided at the 2024 Annual Meeting?

The Board does not intend to present to the 2024 Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the 2024 Annual Meeting. However, if any other matters properly come before the 2024 Annual Meeting, the individuals named as proxies on the proxy card, or their duly constituted substitutes acting at the 2024 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the proxy card:

●	“FOR ALL” five (5) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of an amendment and restatement of the 2015 Plan to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of Common Stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036 (Proposal 2);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal 3); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 4).

All shares represented by validly executed proxy cards received prior to the taking of the vote at the 2024 Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S HIGHLY QUALIFIED AND VERY EXPERIENCED NOMINEES LISTED ON THE ENCLOSED PROXY CARD. If you indicate on your proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the 2024 Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating, and returning your proxy card or following the instructions on the enclosed proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the 2024 Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Do I have to attend the 2024 Annual Meeting to vote?

No. If you want to have your vote count at the 2024 Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this via the Internet, by telephone, or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

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Do non-U.S. stockholders have to vote a different way?

Yes. Non-U.S. stockholders must contact their custodian bank or broker directly, as non-U.S. banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Non-U.S. banks and brokerage houses simply need to certify the number of shares owned by their clients as of the close of business on November 18, 2024, the Record Date. You should contact your bank or brokerage house to confirm the applicable voting deadline.

The proxy materials are available at: https://www.oceanpowertechnologies.com.

How may I obtain a paper copy of the proxy materials?

To receive, free of charge, a separate paper copy of this Proxy Statement or OPT’s 2024 Annual Report, stockholders may write or call our offices at the following address or telephone number:

Ocean Power Technologies, Inc.

Attn: Investor Relations

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

(609) 730-0400

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on November 18, 2024 as the Record Date for the 2024 Annual Meeting to be held on Thursday, January 16, 2025. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the 2024 Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of Common Stock are held.

If your shares of Common Stock are registered directly in your name with Computershare Trust Company, N.A.—OPT’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of Common Stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of Common Stock in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the 2024 Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the 2024 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

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How many shares of Common Stock are entitled to vote at the 2024 Annual Meeting?

As of the close of business on November 18, 2024, the Record Date, there were approximately 126,230,874 shares of Common Stock outstanding. Each share is entitled to one vote on all matters. There is no cumulative voting, and the holders of the Common Stock vote together as a single class. Delaware law does not provide stockholders with any dissenters’ or appraisal rights with respect to the matters to be voted on at the 2024 Annual Meeting.

How many votes must be present to hold the 2024 Annual Meeting?

One-third of the shares of Common Stock entitled to vote at the 2024 Annual Meeting must be represented electronically (given the virtual nature of the 2024 Annual Meeting) or by proxy at the 2024 Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of Common Stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes (if any) are counted as present for purposes of determining the presence of a quorum at the 2024 Annual Meeting. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes and unmarked proxy cards affect the voting results?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the 2024 Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the 2024 Annual Meeting and entitled to vote on the election of directors. Therefore, the five (5) nominees for election as directors who receive the most votes cast by the shares represented by proxy or present at the 2024 Annual Meeting and entitled to vote in the election will be elected at the 2024 Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors.

Proposal 2 – Approval of an Amendment and Restatement of the 2015 Plan. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2024 Annual Meeting and voting on the matter, is required to approve the amendment and restatement of the 2015 Plan.

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Proposal 3 – Ratification of the Selection of Moss Adams LLP. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2024 Annual Meeting and voting on the matter, is required to ratify, on a non-binding advisory basis, the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025. If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain Moss Adams LLP as OPT’s independent registered public accounting firm for the fiscal year ending April 30, 2025. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of OPT and its stockholders.

Proposal 4 – Advisory Vote on Our Named Executive Officer Compensation. The affirmative vote of the holders of a majority in voting power of the shares of our Common Stock, represented by proxy or present at the 2024 Annual Meeting and voting on the matter, is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 4). Although the advisory vote on Proposal 4 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making its determination concerning executive compensation.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes. Abstentions, against votes, and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting is not permitted on Proposal 2.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3 Broker discretionary voting is permitted on Proposal 3.

Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 4. Broker non-votes, if any, will have no effect on the outcome of Proposal 4. Broker discretionary voting is not permitted on Proposal 4.

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Unmarked Proxy Cards. If you sign and return a proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on the four proposals; accordingly, if no direction is made, an unmarked but signed proxy card will be voted:

●	“FOR ALL”five (5) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);
●	“FOR” the approval of an amendment and restatement of the 2015 Plan to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of our Common Stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036 (Proposal 2);
●	“FOR” the ratification, by a non-binding advisory vote, of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2025 (Proposal 3); and
●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 4).

If any other matters properly come before the 2024 Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the 2024 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4 of the Exchange Act.

Where will I be able to find voting results of the 2024 Annual Meeting?

Voting results will be tallied by the inspector of election. A representative from Sodali will count the votes and serve as the independent inspector of election for the 2024 Annual Meeting. OPT will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the 2024 Annual Meeting and will report the final results as soon as practicable following certification by the inspector of election.

How can I vote my shares of Common Stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of Common Stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone:

Vote by dialing the number on the proxy card or voting instruction form and following the easy voice prompts.

By Internet;

Follow the instructions included on the proxy card or voting instruction form.

At the Virtual 2024 Annual Meeting:

Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

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By Mail

If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote the proxy by filling out the proxy card and returning it in the enclosed postage-paid envelope.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card TODAY by Internet or mail to ensure that your votes are counted at the 2024 Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your proxy card or voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the 2024 Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the 2024 Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of Common Stock.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the 2024 Annual Meeting, we recommend that you submit every proxy card or voting instruction form you receive.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the 2024 Annual Meeting by:

●	Voting again via the Internet or by telephone at a later time (but prior to January 16, 2025) ;

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date (but prior to January 16, 2025);

●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Corporate Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831; or

●	Voting electronically at the 2024 Annual Meeting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the 2024 Annual Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the 2024 Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the 2024 Annual Meeting.

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How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your proxy card(s) but do not indicate how you want to vote, your shares of Common Stock will be voted as our Board unanimously recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of Common Stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and New York Stock Exchange (“NYSE”) rules. Please see “What if my shares of common stock are held in “street name” by my broker?” below.

What if my shares of Common Stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your shares of Common Stock in your broker’s name and wish to vote at the 2024 Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the 2024 Annual Meeting. Even if you plan to attend the 2024 Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the independent inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Each of Proposal 1, Proposal 2, and Proposal 4 included in this Proxy Statement is considered a non-routine matter, and therefore brokers, banks, and other nominees will not have authority to vote your shares on these proposals if you do not provide them with specific voting instructions.

The approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm (Proposal 3) is considered a “routine” proposal, and brokers have discretion to vote on this matter even if no instructions are received from the “street name” holder.

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Does OPT have cumulative voting?

No.

Who may attend the 2024 Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of OPT. Access to the 2024 Annual Meeting may be granted to others at the discretion of OPT and the Chair of the 2024 Annual Meeting. To attend the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/optt25_vm by 10:00 a.m., Eastern Time on January 15, 2025.

Please have your voting instruction form, proxy card, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the 2024 Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the 2024 Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the 2024 Annual Meeting.

Is a list of stockholders of record available?

OPT’s list of stockholders as of the Record Date and entitled to vote at the 2024 Annual Meeting will be available for examination by any stockholder, for any purpose germane to the 2024 Annual Meeting, for 10 days prior to the 2024 Annual Meeting during ordinary business hours at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, OPT’s principal place of business.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within OPT or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

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Who is paying the costs of the proxy solicitation?

OPT will bear the cost of the proxy solicitation by OPT and our Board, including amounts paid to banks, brokers, proxy solicitors, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the 2024 Annual Meeting to beneficial owners of Common Stock. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

How will proxies be solicited?

The solicitation of proxies will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of Common Stock. Our directors, officers, and regular employees (at no additional compensation) may also solicit proxies from stockholders by personal contact, by telephone, by email, by facsimile transmission, by text messages, through social media platforms, or by other electronic means. Sodali, a proxy solicitation firm, has been retained by the Board to assist it in soliciting proxies. For additional information regarding how proxies will be solicited, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the 2024 Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact Sodali, our proxy solicitation firm, at:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting

to Be Held at 10:00 a.m., Eastern Time on Thursday, January 16, 2025.

The Notice of the 2024 Annual Meeting of Stockholders, this Proxy Statement,

the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 are available at

https:// www.oceanpowertechnologies.com

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PROPOSAL ONE

ELECTION OF DIRECTORS

The size of our Board is currently set at six (6) directors. Each of our directors is elected annually and serve until the next Annual Meeting of Stockholders or until each director’s respective earlier resignation, removal from office, death, or incapacity.

At the 2024 Annual Meeting, five (5) directors are to be elected to the Board. Natalie Lorenz-Anderson has chosen not to stand for re-election, but will instead serve on our Advisory Board as described in more detail below. As a result, our Board is pleased to nominate for election as directors the following five (5) director nominees: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Diana G. Purcel, and Peter E. Slaiby. All of the Board’s nominees are incumbent directors. In selecting the director nominees that we are proposing for election, our Board has focused on selecting experienced board candidates who will work together constructively with a focus on operational excellence, financial strength, and the growth of stockholder value. Other than Mr. Stratmann who currently serves as OPT’s President and Chief Executive Officer, all of our Board’s director nominees are independent. Our Board has been recently refreshed, and four of our Board’s five (5) director nominees first joined our Board within the past four (4) years.

We believe our Board’s five (5) director nominees, all of whom currently serve as members of the Board, have the integrity, knowledge, breadth of relevant and diverse experience, and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate. Each of our five (5) director nominees was recommended by our Board’s Nominating and Corporate Governance Committee, which unanimously approved their nomination. Our Board’s recommendations are based on its carefully considered judgment that the experience, record, and qualifications of each of its nominees make them the best candidates to serve on the Board.

All of our Board’s five (5) director nominees bring to our Board executive leadership experience from their service as executives and/or directors of OPT and/or other entities. Collectively, our nominees possess a broad and diverse set of skills and experiences, including in the energy, maritime, marine data acquisition, and government sectors as well as the areas of engineering design, manufacturing, operations, government contracting and procurement, information technology, finance, governance, international operations, investor relations, cybersecurity, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, and strategic planning.

Unless otherwise specified, if you sign and return the enclosed proxy card, it will be voted “FOR ALL” five (5) of our Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal: Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Diana G. Purcel, and Peter E. Slaiby.

Each of the nominees recommended by our Board has consented to serving as nominees for election to our Board, to being named as a nominee of the Board in a proxy statement, and to serving as a member of the Board if elected by OPT’s stockholders.

As of the date of this Proxy Statement, our Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected as a director. However, if, before the election, any of the Board’s nominees is unable to serve or for good cause will not serve if elected (a situation that we do not anticipate), the Board’s proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominee required by the applicable rules of the SEC.

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OUR BOARD’S NOMINEES FOR ELECTION AS DIRECTORS

Below is biographical information concerning our Board’s nominees, including information regarding the person’s service as a director, business experience, educational background, director positions held currently or at any time during the last five (5) years, and the experiences, qualifications, attributes, and skills that caused the Board’s Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director of OPT, given our business and structure.

Name	Age	Position(s) with the Company	Served as Director From
Terence J. Cryan	62	Chairman of the Board and Independent Director	2012
Philipp Stratmann	45	President, Chief Executive Officer, and Director	2021
Clyde W. Hewlett	70	Independent Director	2020
Diana G. Purcel	58	Independent Director	2020
Peter E. Slaiby	66	Independent Director	2020

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CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Terence J. Cryan, Chairman (62)[1]	●	Company Turnarounds: Successfully enacted strategic pivots as CEO hired specifically to turn around three companies, two of which were public	●	Ocean Power Technologies director since 2012, Chairman of the Board since 2014
	●	Corporate Governance: Held management accountable to stockholders while serving on seven public company boards since 2006, and as chairman of two	●	Managing Director of MACCO Restructuring Group, LLC (provider of interim leadership and advice to middle-market firms facing operational or financial risk)
	●	Energy/Natural Resources Finance, M&A: 20 years in energy and natural resource investment banking, 12 years in energy and natural resource private equity, $6 billion+ in financing raises and transactions over career	●	Chairman of the Board of Westwater Resources, Inc. (explorer and developer of US-based mineral resources essential to clean energy production)
			●	National Association of Corporate Directors Board Leadership Fellow
			●	Winner of the M&A Advisor’s 2022 Turnround of the Year Award
			●	Master of Science in Economics from The London School of Economics, Bachelor of Arts from Tufts University

Philipp Stratmann, CEO (45)[2]	●	Executive Leadership/Business Development: Approximately ten years of progressively more senior leadership roles in business and corporate development functions for suppliers to marine energy producers	●	Ocean Power Technologies director since 2021
	●	Defense/Engineering: Four years at VT Shipbuilding (currently BAE Systems Surface Fleet Solutions); leadership experience of managing company through U.S. Department of Defense’s Cybersecurity Maturity Model Certification for products	●	President and CEO of Ocean Power Technologies since 2021
			●	Prior roles include Vice President, Biofuels for Velocys and General Manager, Global Development and West Africa for InterMoor (an Acteon Company), as well as positions at E&Y, PRTM and VT Group
			●	National Association of Corporate Directors’ CERT Certificate in Cybersecurity Oversight
			●	Engineering Doctorate, Master of Engineering (Ship Science) from the United Kingdom’s University of Southampton

Diana G. Purcel, MBA, CPA (inactive), NACD.DC(58)[3]	●	Finance, Strategy, M&A, Enterprise Risk Management: 20 years as CFO at three public companies and one pre-IPO company	●	Ocean Power Technologies director since 2020, Chair of the Audit Committee, member of the Compensation Committee and member of the Nominating & Corporate Governance Committee since 2020
	●	Qualified Audit Committee Financial Expert
	●	Corporate Governance: Serves on two public company boards; was corporate secretary for two public companies, refreshed Ocean Power Technologies’ governance upon joining the board, implemented governance best practices as previous employer prepared for IPO	●	Director and Audit Committee Chair of PetMed Express, an online pet pharmacy and retailer in the pet health space that is executing a digital transformation
	●	Audit: Certified public accountant (inactive), five years at Arthur Andersen & Co., quarterly communication with Ocean Power Technologies auditors and internal control personnel	●	National Association of Corporate Directors’ Director Certification
			●	Master of Business Administration from University of St. Thomas, Bachelor of Science in Management (Accounting) from Tulane University

[1]	Terence J. Cryan has been CEO of Medical Acoustics, Inc.; Williams Industrial Services Group, Inc.; and Uranium Resources, Inc. In addition to Ocean Power Technologies and Westwater Resources, Mr. Cryan served on the boards of directors of Uranium Resources, Inc. from 2006 to 2016 (as Chairman of the Board from 2014 to 2016); Global Power Equipment Group Inc. from 2008 to 2017; Superior Drilling Products, Inc. from May 2014 to 2016; Gryphon Gold Corporation from 2009 to 2012; The Providence Service Corporation from 2009 to 2011; and ModivCare Inc. from 2009 to 2011. Prior to joining MACCO Restructuring Group in 2020, Mr. Cryan was at various points Managing Director of Concert Energy Partners (an energy industry focused investment and private equity firm that he co-founded in 2001), Senior Managing Director in the Investment Banking Division at Bear Stearns, Head of the Energy and Natural Resources Group at Paine Webber, and an investment banker at Kidder, Peabody.

[2]	Philipp Stratmann was Ocean Power Technologies’ Vice President – Global Business Development from 2019 to his appointment as CEO. Mr. Stratmann is a naturalized US citizen.

[3]	Diana G. Purcel was CFO of iMedia Brands from 2018 to 2019, Cooper’s Hawk Winery & Restaurants from 2014 to 2017, BBQ Holdings, Inc. (fka Famous Dave’s of America) from 2003 to 2014, and Paper Warehouse from 1999 to 2003. Ms. Purcel was the corporate secretary for BBQ Holdings, Inc. and Paper Warehouse, Inc.

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CANDIDATE (AGE)		KEY EXPERIENCE		ADDITIONAL QUALIFICATIONS

Clyde W. Hewlett (70)[4]	●	Operations: 41 years in engineering for marine energy applications, culminating in four years as Chief Operating Officer at Oceaneering International, a provider of engineered services and products to the marine energy industry	●	Ocean Power Technologies director since 2020, Chair of the Health and Safety Committee since 2021
	●	Health & Safety: Developed behavior-based safety policies to ensure customers’ safety requirements are met, essential to winning and retaining business from mature marine companies and government agencies	●	Author of three papers that were presented at the Offshore Technology Conference (the premier conference focused on the advancement of technology for the offshore industry)
	●	Manufacturing: Developed and implemented industry-leading practices for manufacturing quality and operational excellence, critical to improving first pass yield, minimizing waste and increasing marine operational efficiency
			●	Bachelor of Science, Mechanical Engineering from Memorial University of Newfoundland, Canada
			●	Select course work at Rice and Harvard Universities in Accounting, Finance, and International Business

Peter E. Slaiby (66)	●	International Energy Business: More than 37 years at Shell focused on performance turnarounds, field development and operations, and decommissioning in Syria, Brazil, Cameroon, the United Kingdom, Brunei, Alaska and the Gulf of Mexico	●	Ocean Power Technologies Director since 2020, Chair of the Environmental and Sustainability Committee since 2021
	●	Executive Management: Roles of increasing seniority at Shell, including as Vice President, Alaska, and Vice President, Decommissioning and Restoration and various start-ups post Shell	●	Managing Partner of Floris Energy LLC (business improvement consultant for oil and gas development and operations)
			●	Managing Director Quartz Energy Partners – Upstream
			●	Bachelor of Engineering (Mechanical Engineering) from Vanderbilt University and INSEAD International Directors Program

[4]	Clyde W. Hewlett worked at Oceaneering International, Inc. from 1988 to 2019; prior to that, Mr. Hewlett worked with Vetco Gray, Inc., Hughes Marine, CanOcean Resources, Ltd., and, beginning in 1978, with Esso Canada. Mr. Hewlett’s papers for the Offshore Technology Conference were 1) Multi-Service Vessel Well Intervention With New SILS, 2) Design, Conversion, and Installation of an FPSO Vessel for Zafiro Field, and 3) Petrojarl I – Subsea Systems Installation Experience.

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As part of our governance practices, the Nominating and Corporate Governance Committee identified the set of skills, knowledge, capabilities, and experiences desired to oversee OPT’s strategy, manage risk, and meet the organization’s current and future challenges. As part of this process, we applied those desired attributes to our slate of independent director candidates. The following skill matrix summarizes those results:

SKILLS, EXPERIENCE & ATTRIBUTES	Cryan	Purcel	Hewlett	Slaiby

Business Strategy & Operations	✔	✔	✔	✔
Accounting & Financial	✔	✔
Global Business / International Operations	✔		✔	✔
Public Company	✔	✔	✔	✔
Additional Public Boards	✔	✔
C-Suite / Management Experience	✔	✔	✔	✔
Mergers & Acquisitions	✔	✔	✔	✔
Corporate Governance	✔	✔		✔
Industry Experience	✔		✔	✔
Technology / Cyber		✔
Risk Management	✔	✔	✔	✔
Quality, Health & Safety	✔		✔	✔
Environmental & Sustainability	✔			✔
Commercial Sales / Marketing	✔		✔
Compensation / HR	✔	✔
Government Contracting			✔	✔
Ethnic, Gender, National Origin or Other Diversity		✔

Executive Officers

We have two executive officers who are not directors:

Name	Age	Position(s) with the Company
Robert Powers	53	Senior Vice President and Chief Financial Officer,
Matthew Burdyny	41	Chief Commercial Officer

Robert Powers (Senior Vice President & Chief Financial Officer)

●	Mr. Powers joined OPT in December 2021 as Senior Vice President & Chief Financial Officer.

●	Prior Experience: Mr. Powers has more than 25 years of experience providing domestic and international leadership to entrepreneurial, privately owned, and founder-led companies, as well as SEC registrants and private equity backed companies. Prior to joining OPT, Bob was Chief Financial Officer of Constellation Advisors, a private equity-owned provider of outsourced back-office operations and compliance services. He has held financial leadership roles with Sterling Talent Solutions, Wood Group PPS – a division of Wood Group, GTE, SABIC Innovative Plastics, and Plug Power. He has also provided financial consulting services to various companies. Bob began his career at PricewaterhouseCoopers, LLP.

●	Licenses and Certifications: Certified Public Accountant.

●	Educational Background: Mr. Powers received a Bachelor of Science in Accounting degree from Fordham University and an MBA in Business Administration from Rensselaer Polytechnic Institute.

Matthew Burdyny (Chief Commercial Officer)

●	Mr. Burdyny has served as OPT’s Chief Commercial Officer since November 9, 2023. He previously served as OPT’s Vice President, Global Sales & Marketing since March 2022.

●	Prior Experience: Prior to working with OPT, Mr. Burdyny spent thirteen years with Teledyne Marine, a segment of Teledyne Technologies, bringing strong experience in sales, business development, marketing, and product development. Most recently, Mr. Burdyny was Vice President, Strategy & Business Development at Teledyne Marine, a group of leading-edge undersea technology companies, where he drove segment growth, defining key market opportunities and acquisitions, while leading a sales organization.

●	Educational Background: Mr. Burdyny received a Bachelor of Mechanical Engineering degree from University of Victoria and a Master’s degree in Management from Harvard University. Mr. Burdyny is a naturalized citizen of the United States.

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Director Compensation

The Nominating and Corporate Governance Committee oversees, reviews, and reports to the Board on director compensation and is assisted in performing its duties by NFP Compensation Consulting (“NFP”), the Compensation Committee’s independent compensation consultant.

In November 2023, NFP’s completed a review of the Board of Directors compensation. That review consisted of an analysis of competitive market data for each board role from a selected peer group of small and microcap companies approved by the Compensation Committee. The review confirmed that OPT’s director compensation was below the market 50th percentile at that time.

We have structured our Board compensation to have a significant equity component that exceeds the cash component to align the interests of our directors with the interests of our stockholders. For Board service during fiscal year 2024, the Board of Directors approved, for each non-employee director, an annual payment of $70,000 and restricted share units of our common stock equal in value to $75,000. Each non-employee director also receives a per annum supplement ranging from $8,000 to $30,000 for each committee that they belong to or chair. In addition, the Chairman of the Board annually receives an additional $75,000.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by the Nominating and Corporate Governance Committee of our Board.

The following table summarizes compensation paid to each of our non-employee directors who served during fiscal year 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Terence J. Cryan	$202,000	$75,000	$—	$277,000
Clyde W. Hewlett	$90,000	$75,000	$—	$165,000
Diana G. Purcel	$116,000	$75,000	$—	$191,000
Peter E. Slaiby	$110,000	$75,000	$—	$185,000
Natalie Lorenz-Anderson	$78,000	$75,000	$—	$153,000

The following table summarizes stock grants during fiscal year 2024.

Name	Stock Awards (1)	Option Awards	Total
Terence J. Cryan	241,935	—	241,935
Clyde W. Hewlett	241,935	—	241,935
Diana G. Purcel	241,935	—	241,935
Peter E. Slaiby	241,935	—	241,935
Natalie Lorenz-Anderson	241,935	—	241,935

(1) During fiscal year 2024, each non-executive Board member was granted 241,935 restricted stock units for Board service.

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Corporate Governance

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted as applicable to the Board nominees. Complete copies of our corporate governance guidelines, committee charters and corporate code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com. Alternatively, you can request a copy of any of these documents by writing to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

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Board Diversity

Our Board believes in the power of diversity to drive innovation, foster creativity, and enhance the overall strength of our organization. We are committed to creating an inclusive and welcoming environment that embraces the unique perspectives, backgrounds, and talents of every individual. Our commitment to diversity extends beyond mere representation; it is about creating a culture of respect, equity, and inclusion. We recognize that a diverse board of directors leads to better decision-making, increased innovation, and ultimately, better outcomes for our organization and the communities we serve.

In striving for diversity, we are dedicated to:

Inclusive Leadership: We actively seek and value diverse perspectives at all levels of leadership within our organization, including our board of directors. We believe that a range of voices and experiences enhances our ability to navigate the complexities of our industry.

Equitable Opportunities: We are committed to providing equal opportunities for all individuals, regardless of race, ethnicity, gender, age, sexual orientation, disability, or other characteristics. Our selection processes and decision-making reflect this commitment to fairness.

Education and Awareness: We will foster a culture of continuous learning and awareness around diversity and inclusion. This includes educating our board members, employees, and stakeholders on the importance of diversity and the role each person plays in promoting an inclusive environment.

By embracing diversity and inclusion, we are not only reflecting the rich tapestry of the global community but also positioning ourselves for long-term success. Together, as a diverse and united board of directors, we will drive positive change and lead by example in fostering a culture that values and celebrates our differences.

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Stock Ownership and Holding Guidelines

At the recommendation of the Nominating and Corporate Governance Committee, during fiscal 2024, the Board amended its stock ownership and holding guidelines for all NEOs and all independent directors. The guidelines are designed to increase stock ownership over time and thereby align their interests with the interests of stockholders. For the CEO, the guidelines now provide for the achievement of stock ownership of 5 times base salary over a period of 5 years. For the CFO and CCO, the guidelines now provide for the achievement of stock ownership of 3 times base salary over a period of 5 years. For the independent directors, the guidelines now provide for the achievement of stock ownership of one times the annual cash retainer for each full year of service over a period of 5 years.

Board Determination of Independence

Under applicable NYSE American rules, a director will only qualify as an “independent director” if they are not an executive officer or employee of the Company, and, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that all of our current directors are “independent directors” within the meaning of the applicable listing standards of the NYSE American, except for Philipp Stratmann who is our President and Chief Executive Officer.

Meetings of the Board of Directors

As of the date of this Proxy Statement, our Board has six (6) members. The Board held thirteen (13) meetings during fiscal 2024. During fiscal 2024, each director attended 100% of the meetings of (a) the Board and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the 2024 Annual Meeting. All current directors attended our 2023 Annual Meeting of Stockholders.

Board Leadership Structure

Our Board is led by its Chairman, and Mr. Cryan, an independent director, is currently serving in that role. The Board has established the position of President and Chief Executive Officer (CEO), and currently Mr. Stratmann is serving as President and CEO. Our Board recognizes that, depending on the circumstances, other leadership structures might be appropriate, and as such, the Board periodically reviews and evaluates its leadership structure.

Board Committees

As of the date of this Proxy Statement, our Board has established five (5) standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Quality, Health and Safety Committee, and an Environmental and Sustainability Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com.

Our Board has determined that all of the current members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are “independent directors” within the meaning of the applicable rules of NYSE American. Our Board has also determined that all current Audit Committee members meet the independence requirements contemplated by Section 803 of the NYSE American Listing Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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AUDIT
Function
Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence, and performance. The charter of the Audit Committee can be found on OPT’s website. Our Audit Committee’s responsibilities include: appointing, dismissing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm; overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; recommending to the Board whether the Company’s audited financial statements be included in our Annual Report on Form 10-K; monitoring our internal controls over financial reporting, disclosure controls and procedures and corporate code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; reviewing related party transaction; ratifying the charter of our disclosure controls committee; reviewing and assessing management risk assessment and risk management; meeting independently with our independent registered public accounting firm, our internal audit services firm, and management; and preparing the Audit Committee report required by SEC regulations.

Members
Diana G. Purcel (Chair)
Terence J. Cryan
Peter E. Slaiby
Number of Meetings
5

COMPENSATION
Function

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers. Our Compensation Committee’s responsibilities include: reviewing and making such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans; reviewing and approving the corporate goals and objectives that may be relevant to the compensation of NEOs; evaluating the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and reviewing and approving the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO. The charter of the Compensation Committee can be found on OPT’s website.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
4

NOMINATING AND CORPORATE GOVERNANCE
Function

Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to our Board the persons to be nominated for election as directors or to fill vacancies on the Board and to be appointed to each of the Board’s committees; overseeing an annual review by the Board with respect to management succession planning; developing and recommending to the Board corporate governance principles and guidelines, such as the Corporate Governance Guidelines discussed above and the Compensation Clawback Policy discussed at page 41 below; overseeing periodic evaluations of the Board; developing stockholder surveys; and reviewing and making recommendations to the Board with respect to director compensation. The charter of the Nominating and Corporate Governance Committee can be found on OPT’s website.

Members
Terence J. Cryan (Chair)
Diana G. Purcel
Number of Meetings
6

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QUALITY, HEALTH AND SAFETY
Function

In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, the Board restructured the Quality Health and Safety Committee to concentrate its focus on health and safety matters (including environmental matters that could impact safety) and renamed the Committee accordingly. The Quality, Health and Safety Committee assists the Board in fulfilling its oversight responsibilities by assessing the effectiveness and promoting industry best practices for OPT’s programs and initiatives that support health, safety and security policies, programs, and practices of OPT.

Members
Clyde W. Hewlett (Chair)
Peter E. Slaiby J. Philipp Stratmann
Number of Meetings
4

ENVIRONMENTAL AND SUSTAINABILITY
Function

In September 2021, at the recommendation of the Nominating and Corporate Governance Committee, our Board created a new committee, the Environmental and Sustainability Committee. The Board’s decision was made in furtherance of its commitment to adopt best practices in the promotion of environmentally sound and socially responsible corporate governance. The Environmental and Sustainability Committee will assist the Board in fulfilling its oversight responsibilities by assessing the effectiveness of OPT’s programs and initiatives that support environmental stewardship, social responsibility, and sustainability policies, programs, and practices of OPT. In addition, the Environmental and Sustainability Committee will advise the Board on matters impacting OPT’s environmental stewardship and sustainability responsibilities and OPT’s public reputation. The Board agreed that the Environmental and Sustainability Committee can utilize external consultants to assist the Committee in its deliberations, and currently Terry D. Garcia has been selected to provide that assistance. In addition to almost 40 years of experience in government and business, Mr. Garcia previously served as General Counsel for the National Oceanic and Atmospheric Administration (NOAA), was Chief Science and Exploration Officer at National Geographic, and was also appointed by President Barack Obama to serve on the National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling. As a result of not standing for re-election to the Board at the 2024 Annual Meeting, Ms. Lorenz-Anderson will no longer serve on this committee.

Members
Peter E. Slaiby (Chair)
Natalie Lorenz-Anderson
J. Philipp Stratmann
Number of Meetings
4

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Risk Oversight

Our Board, with support at the committee level, is actively engaged in overseeing the management of OPT’s risks. At each Board meeting, the directors review OPT’s significant risks along with management’s plans for addressing or mitigating those risks. The Board regularly reviews information regarding OPT’s financial position and operations, as well as the potential risks associated with each. While the Board is ultimately responsible for risk oversight, including strategic and operational risks, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, cyber security, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership and structure of the Board, succession planning for our directors and executive officers, and corporate governance. Our Health, Safety and Environmental Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s health, safety and employee and facility security policies, programs, and practices. Our Environmental and Sustainability Committee assists the Board in fulfilling its oversight responsibilities with respect to OPT’s environmental, social, and sustainability policies, programs, and practices.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond, if and as appropriate. The Chair is an independent director and primarily responsible for monitoring communications from stockholders and for providing copies of, or summaries to, the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors of Ocean Power Technologies, Inc. c/o Secretary, Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Advisory Board Members

Our Board of Directors has established advisory board members to provide advice and recommendations to our Board with respect to matters as our Board may from time-to-time request concerning our operations, strategic plans and commercial plans (the “Advisory Board Members”). Victorino “Vic” Mercado, Rear Admiral US Navy (retired), Rear Admiral Joseph A. “Digger” DiGuardo and Natalie Lorenz-Anderson will become Advisory Board Members effective at the conclusion of the 2024 Annual Meeting of Stockholders. Mr. Mercado and Mr. DiGuardo currently serve as consultants to the Board. In addition, Ms. Lorenz-Anderson, who is currently a member of our Board, elected not to stand for re-election to the Board at the 2024 Annual Meeting due to increased demands on her time by other professional commitments, but has graciously chosen to continue serving the Company as an Advisory Board Member. The Advisory Board Members will attend Board meetings and QHS and E&S Committee meetings at the invitation of our Board, but will not attend meetings of the Audit, Compensation or Nominating and Corporate Governance Committees.The Company will compensate Advisory Board Members for their services with equity grants only, the amount and timing of which shall be determined by the Board in its discretion.

See below for biographical information about each of our Advisory Board Members, as well as a summary of the skills, knowledge, capabilities, and experiences which we believe make each of them a valuable addition to the Company.

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Victorino “Vic” Mercado, Rear Admiral US Navy (retired), has served as a special advisor to our Board since November 2023. He served as U.S. Assistant Secretary of Defense for Strategy, Plans, and Capabilities from July 2019 to January 2021, after being confirmed by the U.S. Senate. In this role, he was a principal advisor to the U.S. Department of Defense on national security and defense strategies, and the plans and future capability investments required to implement the strategies. From January until July 2019, he served as Deputy Assistant Secretary of Defense for Plans and Posture. Prior to serving in the U.S. Department of Defense as a senior civilian, he served 35 years in the U.S. Navy and retired as a two-star Rear Admiral. His naval career included a range of senior command and staff positions.

His last tour on active duty from September 2016 to August 2018 was as Director of Maritime Operations for the U.S. Pacific Fleet where he managed the daily Navy operations within the world’s largest naval area of responsibility – encompassing the West Coast of the U.S. outward to the Indian Ocean. His other flag officer tours include Deputy Director, Surface Warfare Division (N96B) and Director, Assessments Division (N81) on the staff of the Chief of Naval Operations, Vice Director, Strategy, Plans, and Policy at U.S. Central Command and command of Carrier Strike Group 8.

His military career includes a broad variety of significant assignments. In the Navy, he commanded Destroyer Squadron 21 and also USS DECATUR (DDG 73) where he was a member of the first aircraft carrier strike group to deploy from the U.S. in response to the terrorist attacks of 9/11. On the Joint Staff, he served as the Joint Staff lead in the Joint Chiefs of Staff Strategy Group, as Assistant Deputy Director of Global Strategic Partnerships (J-5), as Executive Assistant to the Director of Strategic Plans and Policy (J-5), and Executive Assistant to the Chairman of the Joint Chiefs of Staff. He also served as a National Defense Fellow for Senator Edward M. Kennedy and as the military assistant to the Deputy Secretary of Defense.

He is a National Association of Corporate Directors (NACD) Certified Director and is a member (since July 2021) of the Board of Directors of Momentus Inc (NASDAQ: MNTS) where he chairs the Nominating and Corporate Governance and Security Committees of the Board. He is also a Partner with IBM Federal Defense Consulting.

Rear Admiral Joseph A. “Digger” DiGuardo Jr. is a highly accomplished senior executive leader with over three decades of distinguished service in national security, counterterrorism, and counter-proliferation. As a retired Rear Admiral in the U.S. Navy, Mr. DiGuardo culminated his military career leading the Navy Expeditionary Combat Command (NECC), overseeing 20,000 active and reserve personnel and a budget of $2.1B annually. His leadership spanned complex, high-risk operations, including special operations to Counter Weapons of Mass Destruction (CWMD) mission, Counter Terrorism, Navy Expeditionary Operations and Fleet support worldwide. Prior to that he was the Director, U.S. Special Operations Command (USSOCOM J10) Countering Weapons of Mass Destruction (CWMD) Directorate and the DoD CWMD Coordinating Authority with responsibility to plan, assess, and recommend global CWMD priorities aligned to National Defense Strategy and coordinate with U.S. Government and Foreign Agencies to disrupt state and non- state proliferation and terrorism.

Currently, Mr. DiGuardo is the Principal of DiggerWorks Consulting, where he advises clients and Boards of Directors on National Security Strategy and Policy, Unmanned Systems, Technology Integration, Counter WMD, Counter Proliferation/Non Proliferation and U.S. Government priorities. He is a Director at the Nevada National Security Sites (NNSS), a National Laboratory under the Department of Energy. He also serves as a Fellow at the American College of National Security Leaders (ACNSL), responding to questions directly from the National Security Council (NSC) and is the Warfare Chair of the Undersea Warfare Academic Group at the Naval Postgraduate School, further contributing to national security thought leadership and academia.

Natalie Lorenz-Anderson has served on the Board of Directors since December 2021, but is not standing for re-election at the Annual Meeting. Ms. Lorenz-Anderson is NACD Director Certified® and was named as a Director to Watch by Boards & Directors Magazine citing her expertise in Cybersecurity, Environment and Sustainability, and U.S. Government contracting. Ms. Lorenz-Anderson has over 40 years of experience with government contracting and various technology fields including cybersecurity, privacy, risk management, information technology, energy, and solutions management across multiple markets including Defense, National Security, Energy, Environment, and Health including 18 years as a Partner and Senior VP with Booz Allen Hamilton Inc. She is a limited partner and advisory member of the Board of Safar Partners LLC, a seed-stage technology venture fund focusing on clean energy, AI, and health sciences (since 2019), a Board director for 247Solar Inc, commercializing a combined heat and power solar energy solution for multiple global markets (since 2021) . Sheis the President of the MIT Alumni Association Board of Directors, and Ex-Officio member of the MIT Board of Trustees as well as a member of the MIT Institute for Data, Systems and Society (IDSS) Visiting Committee. She previously served as a member of the Whiting School of Engineering Advisory Board (2011-2022), and a member of the Board and Executive Committee (since 2008) and former Chair of the Board for AFCEA International, an association that enables military, government, industry and academia to align technology to meet the needs of those who serve in critical areas, which include defense, security, cyber and intelligence (from 2008-2010), From 2017 to Present, Ms. Lorenz-Anderson has been working with 247Solar Inc, currently serving as the Chief Operating Officer. From 1984 until 2017, Ms. Lorenz-Anderson enjoyed a career in Cybersecurity and DoD/classified markets business leader with Booz Allen Hamilton, holding multiple US DoD clearances for over 30 years. Ms. Lorenz-Anderson obtained her Bachelor of Science degree in Electrical Engineering from MIT in 1984 and Master of Science degree in Electrical Engineering from John Hopkins University in 1989.

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SKILLS, EXPERIENCE & ATTRIBUTES	Mercado	DiGuardo	Lorenz-Anderson

Business Strategy & Operations	✔	✔	✔

Accounting & Financial

Global Business / International Operations	✔	✔

Public Company	✔		✔

Additional Public Boards	✔

C-Suite / Management Experience	✔	✔	✔

Mergers & Acquisitions

Corporate Governance	✔	✔

Industry Experience	✔	✔	✔

Technology / Cyber			✔

Risk Management	✔	✔	✔

Quality, Health & Safety	✔	✔

Environmental & Sustainability			✔

Commercial Sales / Marketing			✔

Compensation / HR			✔

Government Contracting	✔		✔

Ethnic, Gender, National Origin or Other Diversity	✔		✔

Code of Ethics

We have adopted a corporate code of business conduct and ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and independent directors. The corporate code of business conduct and ethics is posted on our corporate website at Corporate Governance | Ocean Power Technologies and can also be obtained free of charge by sending a request to our Secretary at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. Any changes to or waivers under the corporate code of business conduct and ethics as it relates to our chief executive officer, chief financial officer, chief commercial officer, controller, or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of our common stock. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in a timely manner during the year ended April 30, 2024.

Restrictions on Stock Trading Activities

OPT’s Insider Trading Policy applies to directors, officers (including but not limited to named executive officers), and employees, as well as family members of directors, officers and employees that share the same address or are financially dependent on that person. The policy contains the following restrictions on the buying or selling of OPT’s securities for the identified individuals:

●	No one may purchase or sell OPT securities on the basis of material nonpublic information concerning OPT or disclose material nonpublic information to others where it is reasonably foreseeable that they might trade on the basis of that information.

●	No one may purchase or sell OPT securities during a corporate news blackout period, or a regulation blackout trading restriction period, or disclose to others that OPT is in either a corporate news blackout period or a regulation blackout trading restriction period.

●	No one may purchase or sell OPT securities unless a written approval to do so is obtained from OPT’s CFO and OPT’s General Counsel prior to such purchase or sale.

●	No one may engage in the following types of transactions: (i) short sales of OPT securities; or (ii) purchases of sales or puts or calls for speculative purposes.

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PROPOSAL TWO

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

OCEAN POWER TECHNOLOGIES, INC. 2015 OMNIBUS INCENTIVE PLAN

On November 15, 2024, upon the recommendation of our Compensation Committee, the Board unanimously approved, subject to the receipt of stockholder approval, the Amended and Restated Ocean Power Technologies, Inc. 2015 Omnibus Incentive Plan. The determination to amend and restate the 2015 Plan was principally a result of the fact that the 2015 Plan would expire by its terms in October 2025. As amended and restated, the 2015 Plan will now expire in January 2035.

As of November 18, 2024, the 2015 Plan had no shares remaining available for future issuances of awards. As part of the amendment and restatement of the 2015 Plan, the Board approved an increase in the number of shares available for grant under the 2015 Plan, as amended and restated, by twenty million (20,000,000) shares to ensure that adequate shares will be available for future grants and to amend the aggregate number of shares available for incentive awards.

We believe that substantial equity participation by employees is important in creating an environment in which employees will be motivated to remain employed and be productive for long periods of time in helping us to achieve our goals. We further believe that the attraction, motivation, and retention of highly qualified personnel is essential to our continued growth and success and that continued awards under the 2015 Plan are necessary for us to remain competitive in our compensation practices. The current environment for sourcing talented employees is highly competitive, which has put a premium on attracting and retaining key employees. In addition, we believe that the 2015 Plan is an effective way to ensure alignment of employees’ and stockholders’ interests and believe all such equity incentives are in the best interest of the stockholders. The 2015 Plan, as amended and restated, will only become effective upon our receipt of stockholder approval of this Proposal Two.

The 2015 Plan has been designed to incorporate certain corporate governance best practices to align our equity compensation program with the interests of our stockholders. The following is a list of some of these best practices, which are intended to protect the interests of our stockholders:

●	No evergreen provision. The 2015 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.
●	Complete change in control vesting disclosure. OPT has provided complete change in control vesting disclosure in order to allow our stockholders to assess the potential impact of an event on their investment.
●	No broad discretion to accelerate vesting. The 2015 Plan limits the instances where vesting can be accelerated in order to align the interests of executives and the interests of stockholders.
●	No repricing. Repricing is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.

We grant equity incentive awards to a broad spectrum of our employees, not only executives and named executive officers. Approving the 2015 Plan, as amended and restated, will enable us to continue to recruit, retain and motivate top talent at many levels within OPT necessary to our success.

Summary Description of the 2015 Plan

The following is a summary of the material provisions of the 2015 Plan, as amended and restated, and is qualified in its entirety by reference to the complete text of the 2015 Plan, as amended and restated, a copy of which is attached to this proxy statement as Annex A.

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Administration

The 2015 Plan is administered by a committee of the Board, which consists of not fewer than two directors of the Company designated by the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code as amended (as now in effect or later amended and any successor thereto, the “Code”) and, for so long as our Common Stock is listed on NYSE American, an “independent director” within the meaning of the NYSE American rules. Among other things, the committee administering the 2015 Plan has full power and authority to take all actions and to make all determinations required or provided for under the 2015 Plan, any award under the 2015 Plan or any award agreement under the 2015 Plan, not inconsistent with the specific terms and conditions of the 2015 Plan, which the committee deems to be necessary or appropriate to the administration of the 2015 Plan. The committee administering the 2015 Plan, may amend, modify or supplement the terms of any outstanding award, provided that no amendment, modification or supplement of the terms of any outstanding award shall impair a grantee’s rights under an award without the consent of the grantee. The committee administering the 2015 Plan is also authorized to construe the award agreements and may prescribe rules relating to the 2015 Plan. Notwithstanding the foregoing, our full Board of Directors will conduct the general administration of the 2015 Plan with respect to all Awards granted to our non-employee directors. In addition, in its sole discretion, our Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the 2015 Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder.

Grant of Awards; Shares Available for Awards; Eligible Grantees

The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of the Company or any affiliate of the Company, or any consultant or adviser to the Company or an affiliate who is currently providing services to the Company or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of the Company by the committee administering the 2015 Plan. We have reserved a total of 27,282,036 shares of Common Stock for issuance as or under awards to be made under the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan.

Currently, there are approximately 47 employees, non-employee directors, consultants and advisers who would be entitled to receive stock options and/or shares of restricted stock under the 2015 Plan. Future new hires and additional non-employee directors and/or consultants and advisers would be eligible to participate in the 2015 Plan as well.

Term of 2015 Plan

The 2015 Plan will terminate automatically ten years after the date on which stockholders approve the 2015 Plan.

Awards

Stock Options. The 2015 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the committee administering the 2015 Plan may determine; provided, that the per share exercise price of each stock option must be not be less than the fair market value of one share of the Common Stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of outstanding voting securities of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. Any excess is treated as an NQSO.

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Stock Appreciation Rights. An SAR entitles the grantee, upon exercise, to receive an amount equal to the excess of (x) the fair market value of one share of our Common Stock on the date of exercise, over (y) the per share exercise price of such SAR as determined by the committee administering the 2015 Plan. The exercise price of an SAR may not be less than the fair market value of one share of Common Stock on the grant date of the SAR. SARs may be granted in tandem with all or part of any stock options or any other award granted under the 2015 Plan or without regard to any option or other award. The committee administering the 2015 Plan has the authority to determine, on the grant date or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part, the time or times at which the SARs shall cease to be or become exercisable following the termination of service of the grantee, the method of exercise, the method of settlement, the form of consideration payable upon settlement, method by or forms in which shares of Common Stock shall be delivered or deemed to be delivered to the grantees, whether or not an SAR is granted in tandem or in combination with any other award and any and all terms and conditions of any SAR.

Restricted Stock Awards and Stock Unit Awards. A restricted stock award is an award of Common Stock to the grantee, subject to such restrictions as the committee administering the 2015 Plan, in its sole discretion, may determine. A stock unit award entitles the grantee to receive the equivalent of one share of Common Stock for each stock unit subject to such award, subject to the satisfaction by the grantee of any vesting requirements. Restricted stock and stock unit awards may be granted subject to such conditions as may be determined by the committee administering the 2015 Plan at the time a grant of restricted stock or stock unit is made, which may include a period of time during which the restricted stock award or stock unit award is unvested and prescribe restrictions in addition to or than the restricted period including the achievement of individual or corporate performance goals. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, restricted stock and stock units that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, are forfeited for no consideration if the grantee terminates service with the Company. Awards of restricted stock and stock units may not be sold, transferred or otherwise encumbered during any period in which such awards are unvested or prior to the satisfaction of any other restrictions prescribed by the committee administering the 2015 Plan with respect to such awards. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, holders of restricted stock awards have the right to vote the shares of restricted stock and the right to receive any dividends paid or declared with respect to the restricted stock subject to the award. Holders of stock unit awards have no rights as a stockholder of the Company and do not have the right to receive cash or dividend payments or distributions attributable to the shares of Common Stock underlying such awards, to direct the voting of the shares subject to such stock unit awards, or to receive notice of any meeting of the Company’s stockholders.

Unrestricted Stock Awards and Other Equity-Based Awards. The committee administering the 2015 Plan also may grant unrestricted stock awards and other equity-based awards to grantees under the 2015 Plan. Unrestricted stock awards permit the grantee to receive shares of Common Stock free of any restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration. Other equity-based awards are awards representing a right or interest that may be denominated or payable in or valued in whole or in part by reference to or based on or related to our Common Stock, that are not options, SARs, restricted stock, stock units, unrestricted stock, dividend equivalent rights or performance shares. Other equity-based awards may be granted by the committee administering the 2015 Plan upon such terms and conditions as the committee may determine.

Dividend Equivalent Right Awards. A dividend equivalent right is an award entitling the recipient to receive credits based on cash distributions that would have been paid to the recipient on the shares of Common Stock specified in the dividend equivalent right if such shares had been issued to and held by the recipient of the dividend equivalent right as of the record date. A dividend equivalent right may be granted to any grantee under the 2015 Plan, but may not be granted in connection with or related to an award of options or SARs under the 2015 Plan. The terms and conditions of any dividend equivalent right shall be as set forth in the award agreement relating to such right. Unless the committee administering the 2015 Plan otherwise provides in an award agreement, a grantee’s rights in all dividend equivalent rights will automatically terminate upon the grantee’s termination of service with the Company.

Performance-Based Awards. Performance-based awards may be granted by the committee administering the 2015 Plan in such amounts and upon such terms as the committee determines. Generally, performance-based awards will have an actual or target number of shares of Common Stock or initial value that is set by the committee at the time of grant. The committee administering the 2015 Plan has the discretion to set performance goals which, depending on the extent to which they are achieved, will determine the value and/or the number of shares of Common stock subject to a performance-based award that will be paid out to the grantee. The right of a grantee to exercise or receive a grant or settlement of any performance-based award, and the timing thereof, will be subject to the performance conditions specified by the committee, and will entitle the grantee to receive cash or shares of our Common Stock upon the attainment of the specified performance goals over a specified performance period.

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Repricing Not Permitted

Except in connection with a corporate transaction in which we are involved, without obtaining stockholder approval, we may not amend the terms of any outstanding options or SARs under the 2015 Plan to reduce the exercise price of such outstanding options or SARs, cancel outstanding options or SARs in exchange for or in substitution of options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Change in Control Provisions

In the event of a change in control in which the acquirer does not assume awards granted under the 2015 Plan, all outstanding restricted stock, stock options, stock units and all dividend equivalent rights awarded under the 2015 Plan will be deemed to have vested and the shares of Common Stock subject thereto will be delivered, immediately prior to the occurrence of such change-in-control, in each case with the exception of performance-based awards which will be treated as described below. Under the 2015 Plan, a change in control is generally defined as the consummation of any of the following:

●	a person or group becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of our voting stock on a fully diluted basis;

●	individuals who on the Effective Date constitute our Board of Directors (together with any new directors whose election by such board of directors for election by our stockholders was approved by a vote of at least a majority of the members of such board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such board then in office; or

●	the Company consolidates with or merges with or into any person, or any other person consolidates with or merges with or into the Company, other than any transaction in which the holders of securities that represented one hundred percent of the voting stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the voting stock of the surviving person in the merger or consolidation transaction immediately after the transaction; or

●	there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or series of related transactions, of all or substantially all of the assets of the Company and our subsidiaries, taken as a whole, to any person or group (within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act).

In the case of a change in control, the 2015 Plan provides that performance-based awards will be treated as follows. For performance-based awards denominated in shares of Common Stock, the 2015 Plan provides that if less than half of the performance period has lapsed, such awards will be treated as if the target performance has been achieved. If at least half of the performance period has lapsed, then the actual performance to date will be determined as of a date reasonably close to the date of consummation of the change in control (as determined by the committee administering the 2015 Plan) and that level of performance will be treated as achieved immediately prior to the occurrence of the change in control. If actual performance is not determinable, then the performance-based awards will be treated as if target achievement has been achieved.

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Adjustment

If the number of outstanding shares of our Common Stock is increased or decreased, or the shares of Common Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of our Common Stock effected without receipt of consideration by the Company after the effective time   of the 2015 Plan, the number and kinds of shares of stock for which grants of options and other awards may be made under the 2015 Plan, including the share limits set forth in the 2015 Plan, and the number and kinds of shares of stock for which awards are outstanding under 2015 Plan shall be adjusted proportionately and accordingly by the committee administering the 2015 Plan. Any such adjustment in outstanding options or SARs under the 2015 Plan shall not change the aggregate option price or SAR price payable with respect to the shares that are subject to the unexercised portion of such option or SAR, but will include a proportionate adjustment in the per share option price or SAR price.

Amendment and Termination

The committee administering the 2015 Plan may amend, suspend or terminate the Plan as to any shares of Common Stock as to which awards have not been made. The effectiveness of any amendment to the 2015 Plan will be contingent on approval of such amendment by our stockholders to the extent provided by our Board and required by applicable law (including the rules of any stock exchange on which the Common Stock is then listed), provided that no amendment may be made to the repricing provisions or the option pricing provisions of the 2015 Plan without stockholder approval. No amendment, suspension or termination of the Plan may impair the rights or obligations of any award made under the 2015 Plan without the grantee’s consent.

Securities Laws Compliance

The 2015 Plan is intended to comply with all provisions of the Securities Act of 1933, as amended and the Exchange Act, and all regulations promulgated by the SEC thereunder, including without limitation Rule 16b-3.

Certain Federal Income Tax Consequences of the 2015 Plan

The following is a general summary of the federal income tax consequences of awards under the 2015 Plan. This is not a complete description of tax consequences. In particular, this summary does not address the non-U.S., state or local income or other tax consequences, or any federal non-income tax consequences.

Generally, a participant will not recognize taxable income upon the grant of an NQSO or an ISO. Upon the exercise of an NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of an NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize taxable income upon the grant of a SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize taxable income upon the receipt of a performance-based share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

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A participant does not recognize taxable income upon the receipt of a performance-based award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.

Section 409A. Code Section 409A applies to nonqualified deferred compensation. Stock options and SARs granted under the 2015 Plan will generally not be subject to Code Section 409A because the exercise price of the stock options and the base amount of the SARs will not be less than fair market value on the date of grant and they will not contain a deferral feature. Stock awards also will generally not be subject to Code Section 409A. Stock units, dividend equivalents and other stock-based awards will generally be subject to the requirements of Code Section 409A if the recognition of income by the recipient of such awards occurs in any calendar year after the year in which such awards become vested. Grants made under the 2015 Plan that are subject to Code Section 409A are intended to comply with the requirements of Code Section 409A. If the requirements of Code Section 409A are not met with respect to grants subject to Code Section 409A, the recipient may be required to currently include such amounts in the recipient’s taxable income and additional federal taxes may be assessed on such amounts, including interest and a 20% penalty tax.

New Plan Benefits

No determination has been made as to any awards that will be made to directors, officers, or other employees upon approval of the proposed amendment and restatement of the 2015 Plan.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2015 PLAN.

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PROPOSAL THREE

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 19, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Ocean Power Technologies, Inc. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm, effective immediately. The decision by the Audit Committee was made primarily to save on audit fees and costs.

EisnerAmper’s audit reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended April 30, 2024 and April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that EisnerAmper’s reports on the consolidated financial statements of the Company as of and for the year ended April 30, 2024, contained an explanatory paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(b) to the financial statements, the Company has recurring net losses and net cash flow used in operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(b). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period through August 19, 2024, there were (i) no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EisnerAmper with a copy of the foregoing disclosures prior to filing and requested that EisnerAmper furnish a letter addressed to the SEC stating whether or not EisnerAmper agrees with the statements above. EisnerAmper provided its letter dated August 23, 2024 to the SEC, stating that it agreed, and that letter was included in the Current Report on Form 8-K filed on August 19, 2024.

The Audit Committee, on and effective as of August 19, 2024, appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended April 30, 2025. During the Company’s two most recent fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period through August 19, 2024, neither the Company nor anyone acting on its behalf has consulted with Moss Adams, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Stockholder approval or ratification of the selection of Moss Adams is not required by applicable law, our Certificate of Incorporation, or the OPT Bylaws. However, as a matter of good corporate practice, our Board is requesting that stockholders ratify this selection as a means of soliciting input from our stockholders. If this proposal is not approved at the 2024 Annual Meeting, the Audit Committee will reconsider its selection of Moss Adams.

We expect representatives of Moss Adams to attend the 2024 Annual Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired by the stockholders.

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Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of EisnerAmper, LLP, billed to us for each of the last two fiscal years.

	Fiscal Year 2024	Fiscal Year 2023

Audit Fees (1)	$350,700	$319,000
Audit-Related Fees	—	—
Tax Fees (2)	—	3,000
All Other Fees	—	—

Total Fees	$350,700	$322,000

(1) Audit Fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with the statutory and regulatory filings or engagements.

(2) Tax Fees include fees for tax consulting and tax return preparation assistance and review for OPT.

No fees are presented for Eisner Amper because Moss Adams was not retained until after fiscal 2024.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of a description of the services that documents the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal years 2024 and 2023 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2025.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed OPT’s audited consolidated financial statements for the fiscal year ended April 30, 2024 and discussed them with OPT’s management and OPT’s independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of OPT were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has also received from, and discussed with, OPT’s independent registered public accounting firm various communications that OPT’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. These matters included a discussion of the independent registered public accounting firm’s judgments about the quality (not just the acceptability) of the accounting practices of OPT and accounting principles as applied to the financial reporting of OPT.

The Audit Committee has received the written disclosures and the letter from OPT’s independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with OPT’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in OPT’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024. We have concluded that the independent registered public accounting firm for fiscal 2024 is independent from OPT and its management.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Diana G. Purcel, Chair

Terence J. Cryan

Peter E. Slaiby

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 18, 2024, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each executive officer (c) each director, and (d) all executive officers and directors as a group.

The percentage of common stock beneficially owned is based on 126,230,874 shares of our common stock outstanding as of November 18, 2024. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of November 18, 2024 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by such person, subject to community property laws, where applicable. The street address of each beneficial owner shown in the table below is c/o Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Philipp Stratmann (1)	170,218	*
Terence J. Cryan (2)	358,658	*
Clyde W. Hewlett (3)	181,871	*
Diana G. Purcel (3)	181,871	*
Peter E. Slaiby (4)	206,871	*
Natalie Lorenz-Anderson (5)	162,742	*
Robert Powers (6)	72,721	*
Matthew Burdyny (7)	59,204	*

All director and executive officers as a group (8 individuals)	1,294,156	1%

* Represents a beneficial ownership of less the one percent of our outstanding Common Stock

(1) Beneficial ownership includes 139,885 shares of our Common Stock, 21,000 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 18, 2024 and 9,333 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 18, 2024.

(2) Beneficial ownership includes 307,990 shares of our Common Stock, and 50,668 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 18, 2024.

(3) Beneficial ownership includes 162,742 shares of our Common Stock, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 18, 2024.

(4) Beneficial ownership includes 187,742 shares of our Common Stock, and 19,129 shares issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of November 18, 2024.

(5) Beneficial ownership includes 162,742 shares of our Common Stock.

(6) Beneficial ownership includes 61,832 shares of our Common Stock and 10,889 shares of Common Stock that are subject to restricted stock units which will vest within sixty days of November 18, 2024.

(7) Beneficial ownership includes 59,204 shares of our Common Stock.

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Equity Compensation Plan Information

The following table sets forth the indicated information as of April 30, 2024, with respect to our equity compensation plans:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Restricted Stock	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)

Equity compensation plans approved by stockholders:
Stock Options	734,543	$2.12	-	(1)
Restricted Stock Units	5,124,529	N/A

Equity compensation plans not approved by stockholders:
Stock Options	-	-	-
Restricted Stock Units	-	N/A	161,487	(2)

(1) Consists of shares of our Common Stock available for issuance under the 2015 Plan.

(2) Consists of shares of our Common Stock available for issuance under the 2018 Employee Inducement Incentive Award Plan.

Our equity compensation plans consist of the 2015 Plan which was approved by our stockholders, and the 2018 Employee Inducement Incentive Award Plan which was not approved by our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by OPT to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of OPT after conducting a reasonable prior review. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

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EXECUTIVE COMPENSATION

Overview of Executive Compensation

✔	Pay-for-Performance. A significant portion of executive pay is tied to key financial and operating measures that are disclosed to our stockholders.

✔	Compensation Consultant. The Compensation Committee engages an independent compensation consultant, NFP.

✔	Balanced Compensation Structure. We utilize a balanced approach to compensation, which combines fixed and variable, short-term and long-term, and cash and equity compensation.

✔	Certify Performance. The Compensation Committee certifies performance based upon pre-established financial and operating measures before any incentive award payments are made.

✔	Capped Award Payouts. Cash payments that can be earned under the Short-Term Incentive programs, as well as shares under the Long-Term Incentive programs, are capped.

✔	Consistent Equity Award Policy. Equity awards are generally made on a consistent schedule (with exceptions for newly hired executives and promotions) and are not made in anticipation of significant developments that may impact the price of our common shares.

✔	Clawback provisions. Our Short-term and Long-term Incentive program awards are subject to recoupment and forfeiture that allows the Company to cancel all or any outstanding portion of equity awards and recover the payouts.

✔	Talent Management. We engage in an ongoing, rigorous review of executive talent and succession plans for key operating and corporate roles.

☒	No Significant Perquisites. The form of health insurance, life insurance and Company matching contributions to the 401(k) Plan are the same benefits available to all of our employees.

☒	No Hedging, Pledging or Short Sales Transactions Permitted. We prohibit directors and executive officers from pledging Common Stock as collateral, trading in derivative securities of OPT common shares, engaging in short sales of OPT securities, or purchasing any other financial instruments that are designed to hedge or offset any decrease in the market value of any OPT securities.

☒	No Single-Trigger for Change-in-Control Severance Payments. Cash severance payments to our CEO and CFO require a qualifying termination of employment and a “double-trigger” - a change-in-control and involuntary termination without cause or termination by the executive officer for Good Reason.

☒	No Share Repricing. We prohibit repricing of underwater stock options and other awards without stockholder approval.

☒	No Automatic Vesting. We require a minimum vesting period of at least one year for all types of equity awards.

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Our Compensation Committee is responsible for overseeing the compensation of our named executive officers (NEOs), including the design, review, approval, and implementation of all compensation programs. The goal of the Compensation Committee is to ensure that our compensation practices are aligned with our business strategies and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. During fiscal year 2024, our Company had four NEOs: (1) the President and Chief Executive Officer (CEO); (2) the Senior Vice President and Chief Financial Officer (CFO), (3) the Principal Accounting Officer, Controller and Treasurer (no longer employed at April 30, 2024), and (4) the Chief Commercial Officer.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the IRC. No Compensation Committee member participates in any of OPT’s employee compensation programs. Each year OPT reviews any and all relationships that each director has with OPT, and the Board subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

● review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

● review and approve the corporate goals and objectives that may be relevant to the compensation of NEOs;

● evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

● review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

The Compensation Committee and the Board of Directors determine the compensation of the CEO without any management input. The Compensation Committee does take into consideration input from the CEO when making compensation decisions for the CFO and CCO as it believes that this input is useful because the CEO reviews and observes the performance of both the CFO and CCO. Neither the CFO nor CCO is present or privy to the recommendations of the CEO to the Compensation Committee. The full Board of Directors also conducts an annual evaluation of the CEO, which is designed to help assess the CEO’s performance against established goals and objectives, and provide additional feedback for the Compensation Committee.

Compensation Clawback Policy

In 2023, the Board adopted a Compensation Clawback Policy which is compliant with the requirements of the NYSE American and the SEC. Under the policy, if OPT is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, OPT would recover from any current or former executive officers incentive-based compensation that was erroneously awarded during the three years preceding the date such a restatement was required. The recoverable amount is the amount of incentive-based compensation received in excess of the amount that otherwise would have been received had it been determined based on the restated financial measure. This would apply even if the executive officer did not engage in any misconduct or had no responsibility for the errors. The Compensation Committee has the full and final authority to make all determinations under this policy.

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Compensation Objectives and Philosophy

OPT’s compensation program is centered around a philosophy that focuses on aligning the interests of our management with those of our stockholders   , retention of key personnel, and pay-for-performance compensation. OPT believes this philosophy allows OPT to compensate its executive officers competitively, while simultaneously ensuring support of its strategy and continued development and achievement of key business goals. The Compensation Committee firmly believes that a pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

Our compensation programs are intended to reward executives for the achievement of specified predetermined quantitative and qualitative goals aligned with the interests of stockholders and designed to increase stockholder value. Our compensation programs are also designed to attract and retain qualified executives and reward them for attaining superior short-term and long-term performance.

Total Compensation Program Elements and Relationship to Performance

Key elements of these programs include:

● Base salary that is fixed cash compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

● Short-term incentive (STI) programs that provide yearly cash bonus awards, where warranted, designed to incentivize, and reward executives for executing against predetermined business objectives with demonstrated performance; and

● Long-term incentive (LTI) programs that provide equity-based incentive compensation, over a multi-year period, which further align executive and stockholder interests. Grants prior to fiscal year 2022 had been primarily in the form of NQSOs. For fiscal years 2023 and 2024 NEOs received equity grants in the form of RSUs instead of NQSOs. For fiscal year 2025 and beyond, our intention is for NEOs to continue to receive equity grants in the form of RSUs. The value of LTI compensation is based upon the market value of our common stock that requires continued service, with the majority of the vesting criteria tied to the attainment of certain performance goals.

Determining and Setting Executive Compensation

The Compensation Committee works closely with key members of management to set the compensation for the Company’s non-NEO executives. Under direction by, and oversight from, the Compensation Committee, management develops recommendations for the Company’s compensation plans by utilizing market data sourced from publicly available compensation sources. This includes reputable on-line compensation surveys for comparable executive positions that review a broad selection of national and regional companies, which the Company believes it may compete with for executive talent. These companies are considered to be comparable to the Company in terms of public ownership, organizational structure, size, and stage of development. The Compensation Committee reviews the results of any compensation analyses, and recommendations by management are reviewed with and approved by the Compensation Committee annually; however, if the Company becomes aware within the year that a market adjustment is required based on market or other data, the Compensation Committee can make changes as necessary. The Compensation Committee targets compensation for our executives within a competitive range, generally at the market 50th percentile. Other considerations, including the unique nature of our business, the experience level of an executive, performance, tenure, and other market and/or relevant factors may dictate variations to this general target.

In addition to traditional benchmarking metrics, such as product sales, revenue and profits, the additional factors the Compensation Committee typically considers when determining the STI and LTI compensation of our NEOs’ compensation include:

●	key product and solution development initiatives;
●	technology advancements;
●	achievement of commercial milestones;
●	establishment and maintenance of key strategic relationships;
●	implementation of appropriate financing strategies; and
●	financial and operating performance.

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Results of Recent Annual Meeting Votes on Executive Compensation

The results of the voting on the executive compensation proposals at our last three Annual Meetings of Stockholders are presented in the following table.

	For	Against	Abstain

2023 Annual Meeting	63%	31%	6%

2022 Annual Meeting	70%	22%	8%

2021 Annual Meeting	78%	12%	10%

The Board and Compensation Committee continue to focus on driving NEO performance against specific goals and ensuring that the interests of management and stockholders are aligned properly. Accordingly, as part of our governance processes, we continually review our incentive programs, including equity vehicles that better align with our stockholders, in addition to our governance policies.

LTI Goals

In January 2022, the Company adopted a new program for LTI awards. Pursuant to the new program NEOs, vice presidents, and select other direct reports to the CEO received RSUs while the rest of the Company’s employees received NQSOs. NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject to a total stockholder return (“TSR”) formula, which allows for vesting in the second year if the TSR metric is not achieved in the first year, and for vesting in the third year if the TSR metric is not achieved for the second year. The TSR metric had two components – an absolute TSR metric that evaluated the performance of our common stock year-over-year, and a relative TSR metric that evaluated the performance of our common stock against a defined index, the Russell 3000 Microcap index. One-third of RSU awards vested over time, one-third vested as absolute TSR metrics were achieved and one-third vested as relative TSR metrics were achieved. LTI awards granted in January 2022 and January 2023 were granted under this revised program.

In January 2024 the Company adopted a new program for LTI awards. Pursuant to the new program all employees received RSUs subject to both time-based and performance-based vesting criteria. One third of the RSUs shall vest equally over time on January 31, 2025, on January 31, 2026, and on January 31, 2027. One third of the RSUs shall vest over time based upon achieving and maintaining various specified ISO certifications by January 2027. Progress toward these targets and annual vesting will be determined by OPT’s Compensation Committee on January 31, 2025, on January 31, 2026, and on January 31, 2027. One third of the RSUs shall vest over time based upon the achieving specified cumulative contracted bookings targets by January 2027. Contracted bookings will be assessed on a gross basis, but excluding options, and any terminations will be subtracted from the total. Progress toward this target and annual vesting will be determined by OPT’s Compensation Committee on January 31, 2025, on January 31, 2026, and on January 31, 2027. As long as the Company is within 95% of the bookings target in year 1 and 2, 1/3 of the total grant will vest. Year 3 is then a makeup year that allows for overperformance (if at least 120% of total is achieved), or catchup (if 100% of total cumulative target is achieved), or it balances out based on the total cumulative achievement. Finally, upon the attainment of positive TSR for each of the years ended January 31, 2025, 2026, and 2027, respectively, an additional 10% of the shares awarded on January 31, 2024 will be granted – issued and assessed annually, with immediate vesting. For the avoidance of doubt, positive TSR will be calculated based on the share price 12 months prior using the 10 day VWAP. Shares awarded annually will be either 0% or 10% based upon the analysis above, with no extrapolation. Total cumulative awarded shares are capped at 30% and there is no penalty for not achieving positive TSR.

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STI Goals for Fiscal Year 2023

In May 2022, the Compensation Committee developed objectives for the STI plan for the NEOs for fiscal year 2023. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety performance as reflected in the following table. For Operational and Safety and Quality metrics management identified specific measurement criteria which had been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	$5.3M OPT new bookings	25
Financial	New Bookings	$2.5M Autonomous Vehicle new bookings	25
Financial	New Bookings	$1.5M Consulting new bookings	10
Operational	Manufacturing		10
Operational	Demonstrations		10
Operational	PB2.0		10
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Lost Time Incidents		5
Total			100

In addition, the Compensation Committee established a threshold for obtaining any STI award for fiscal year 2023. A 75% threshold was established, and upon attainment, a 50% award would be made. Between 75% and 100%, the award would be linearly interpolated, and between 100% and 200% (the maximum award), the award would be interpolated.

STI Goals for Fiscal Year 2024

In the May 2023 meeting, the Compensation Committee also developed objectives for the STI plan for the NEOs for fiscal year 2024. The Compensation Committee established objectives across three main categories; financial performance, operational performance, and safety and quality performance as reflected in the following table. For Operational and Safety and Quality metrics management has identified specific measurement criteria which has been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	Multi System Orders (10 points per multi- buoy [3 or more], 5 points per multi- vehicle [3 or more])	10
Financial	New Bookings	$7.8M Buoy new bookings	15
Financial	New Bookings	$6M Vehicles new bookings	15
Financial	New Bookings	$1.3M Consulting new bookings	5
Operational	Manufacturing		30
Operational	Technology		10
Operational	Cyber		5
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Total Recordable Incident Rate		5
Total			100

Consistent with fiscal year 2023, a 75% threshold was established, and upon attainment, a 50% award will be made. Between 75% and 100%, the award would be linearly interpolated, and between 100% and 200% (the maximum award), the award would be interpolated.

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NEOs, vice presidents, and select other direct reports to the CEO will receive RSUs while the rest of the Company’s employees received NQSOs. NQSOs are subject to time-based vesting, while RSUs are subject to both time-based and performance-based vesting criteria. Performance-based vesting is subject the same TSR formula as in 2023.

Compensation Considerations and Decisions for Fiscal Year 2024/2025

In July 2024, the Compensation Committee held a meeting to address management’s recommendation for fiscal year 2025 in terms of salary changes and the fiscal year 2024 STI bonus pool. The Compensation Committee assessment included a review of the Company’s scorecard for fiscal year ‘24 . The Compensation Committee determined that the overall performance of the Company in terms of meeting the targets for the fiscal year included in the scorecard had resulted in the attainment of 82 points out of a total 100 possible points. Accordingly, based upon the formula noted above, the business portion of the bonus was earned at the rate of 64% of target bonus for the majority of the Company’s eligible employees. A small number of employees received 100% of their target bonus based upon outstanding performance.

Considering the overall performance of the Company for the fiscal year, and particularly the performance reviews of high performing individuals within the staff, the Compensation Committee approved management’s recommendation for the STI pool for the fiscal year, and the STI pool resulted in a total of approximately $1,060,000 in bonus awards across the Company. No salary adjustment for NEOs was granted for fiscal year 2025.

In terms of NEOs compensation and STI bonus, the Compensation Committee approved that the NEOs receive 64% of their respective target bonuses for fiscal year 2024, and that no pay increases would be granted for fiscal year 2025 at this time. Pay raises will be considered again during the second half of fiscal 2025.

STI Goals Fiscal Year 2025

In its July 2024 meeting, the Compensation Committee also developed objectives for the STI plan for the NEOs for fiscal year 2025. The Compensation Committee established objectives across two main categories; financial performance and safety and quality performance as reflected in the following table. Management has identified specific measurement criteria which have been approved by the Compensation Committee.

Category	Metric	Measurement	Target Points
Financial	New Bookings	$18M new bookings = 100% of target points. No points awarded <$13.5M	30

Financial	Revenue	$12.5M = 100% of target points. No points awarded <$9.38M	40

Financial	Adjusted Operating Income	$10M operating loss = 100% of target points. No points awarded if operating loss >$12.5M	15
Safety and Quality	Proactive Measures Implementation		5
Safety and Quality	Total Recordable Incident Rate		10
Total			100

NEO awards are subject to Board discretion and can vary across NEOs

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Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended April 30, 2024, and 2023 to our named executive officers.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Philipp Stratmann	2024	$372,600	$179,803	$289,042	$-	$17,444	$858,889
President and Chief Executive Officer	2023	$360,000	$167,400	$319,493	$-	$21,175	$868,068

Robert Powers	2024	$301,392	$96,961	$155,868	$-	$17,787	$572,008
Senior Vice President and Chief Financial Officer	2023	$291,200	$90,272	$172,290	$-	$8,736	$562,498

Matthew Burdyny	2024	$250,000	$72,385	$136,125	$-	$15,613	$474,123
Chief Commercial Officer	2023	$245,000	$110,250	$59,300	$-	$1,225	$415,775

Joseph DiPietro	2024	$196,650	$-	$25,425	$-	$5,911	$227,986
Controller and Treasurer (Former)	2023	$190,000	$29,450	$30,659	$-	$3,325	$253,434

(1) Salary represents actual salary earned during each fiscal year. The amounts in this column may be different from the amounts listed below under description of employment agreements due to increases in salary levels and mid-year hire dates.

(2) This amount represents bonuses earned by the named executive officers for fiscal years 2024 and 2023. For fiscal year 2024 and 2023 the Compensation Committee awarded bonuses in accordance with performance results.

(3) The amounts in the “Stock Awards” column are subject to the vesting criteria described above and reflect the aggregate grant date fair value of restricted stock units granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 12 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024.

(4) The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of Accounting Standards Codification (ASC) No. 718, “Compensation- Stock Compensation.” The assumptions used in calculating these amounts are incorporated by reference to Note 12 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024.

(5) All amounts in fiscal 2024 and 2023 were related to the Company’s matching contributions to the 401(K) Plan. For fiscal year 2023 the Company elected to make a discretionary contribution to the 401(K) plan equal to 1.5% of base compensation for all eligible employees. This discretionary contribution is included in the matching contribution to the 401(K) noted above.

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Employment Agreements

Philipp Stratmann – President, Chief Executive Officer, and Director

Effective June 18, 2021, in connection with his appointment as Chief Executive Officer and President, Mr. Stratmann entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Stratmann is eligible for an annual, discretionary, performance-based bonus target at 75% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. Mr. Stratmann will receive an annual base salary of $372,600 for fiscal year 2025.

If he is terminated other than for cause, he will receive 12 months of salary as severance. Mr. Stratmann is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Robert Powers - Senior Vice President and Chief Financial Officer

Effective December 13, 2021, in connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Powers entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Powers is eligible for an annual, discretionary, performance-based bonus target at 50% of base salary on such terms and conditions as may be determined by the Board or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. Mr. Powers will receive an annual base salary of $301,392 for fiscal 2025.

If Mr. Powers is terminated other than for cause (or Mr. Powers quits for good reason), he will receive six months of salary as severance. Mr. Powers a is also subject to covenants regarding non-competition, non-solicitation, and confidentiality.

Matthew Burdyny – Chief Commercial Officer

Effective November 9, 2023, in connection with his appointment as Chief Commercial Officer Mr. Burdyny entered into an Employment Agreement with the Company. Pursuant to the Employment Agreement, Mr. Burdyny will receive an annual base salary not to exceed $250,000, is eligible for an annual, discretionary, performance-based bonus target at 45% (for the remainder of the 2023 fiscal year) and 50% (for the 2024 fiscal year and beyond) of base salary on such terms and conditions as may be determined by the Board or the Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the 2015 Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. At the time of signing the Employment Agreement, he received a one-time grant of 25,000 RSUs under the 2015 Plan that vest, if at all, over two years, 1/6 on each of the first and second anniversary of the date of grant, and 1/3 in each year based on achievement of certain performance targets. Mr. Burdyny will receive an annual base salary of $250,000 for fiscal 2025.

If Mr. Burdyny is terminated other than for cause (or Mr. Burdyny quits for good reason), he will receive six months of salary as severance. He is also entitled to certain other severance payments in connection with a change of control or non-renewal of the Employment Agreement. Mr. Burdyny is also subject to covenants regarding non-competition, non-solicitation and confidentiality.

Information is not provided for Mr. DiPietro’s employment agreement as he no longer worked for the Company as of April 30, 2024.

Stock Option and Other Compensation Plans

2015 Omnibus Incentive Plan

See Proposal 2 in this Proxy Statement for a summary of the 2015 Plan.

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The 2015 Plan provides for the grant of stock options, SARs, restricted stock awards, restricted stock unit awards and unrestricted stock awards, dividend equivalent rights, performance share awards or other performance-based awards, other equity-based awards or cash to eligible employees, officers and non-employee directors of OPT or any affiliate of OPT, or any consultant or adviser to OPT or an affiliate who is currently providing services to OPT or an affiliate, or to any other individual whose participation in the 2015 Plan is determined to be in the best interests of OPT by the committee administering the 2015 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2015 Plan. The limitation on the amount of shares of stock issuable under the 2015 Plan is subject to adjustment in the event of certain changes in our capital stock, such as recapitalization, reclassifications, stock splits, reverse stock splits, spin-offs, combinations of our stock, exchanges of our stock and other increases or decreases in our stock without receipt of consideration.

As of April 30, 2024, options to purchase 734,543 shares of our Common Stock at a weighted average exercise price of 2.12 were outstanding under our 2015 Plan.

As of April 30, 2024, we had 5,124,529 RSUs issued and unvested under our 2015 Omnibus Incentive Plan.

2018 Employment Inducement Incentive Award Plan

On January 18, 2018, the Board adopted the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 25,000 shares of our Common Stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. In June 2021, OPT transferred its stock listing from Nasdaq to NYSE American, and the Inducement Plan continued in effect. The Inducement Plan provides for the grant of equity-based awards, including restricted stock units, restricted stock, performance shares and performance units, and its terms are substantially similar to OPT’s 2015 Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

In accordance with the applicable NYSE American Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of OPT (or following such individuals’ bona fide period of non-employment with OPT), as an inducement material to the individuals’ entry into employment with OPT. An award is any right to receive our Common Stock pursuant to the Inducement Plan, consisting of a performance share award, restricted stock award, a restricted stock unit award or a stock payment award. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date of its adoption. Any Awards that are outstanding on the Expiration Date, or the date of termination of the Plan (if earlier), shall remain in force according to the terms of the Plan and the applicable Award Agreement. On February 9, 2022, the 2018 Inducement Plan was amended to increase the authorized shares by 250,000 to 275,000. As of November 18, 2024, there were no shares issued, but not yet vested, and 161,487 shares available for grant under the Inducement Plan.

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Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2024:

	Option Awards					Stock Awards
Name and Principal Position	Numbers of Shares Underlying Unexercised Options (#) Exercisable	Numbers of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Philipp Stratmann	9,333	-	$2.93	1/14/2031	(1)
President and Chief Executive Officer						1,595,594	(2)	$303,163

Robert Powers	-	-	-	-		858,696	(3)	$163,152
Senior Vice President and Chief Financial Officer

Matthew Burdyny	-	-	-	-		612,246	(4)	$116,327
Chief Commercial Officer

(1) Represents stock options granted January 14, 2021 relating to an aggregate of 9,333 shares which vest over a two-year period based on service requirements.

(2) Represents restricted stock units, with market based conditions, (A) granted on January 14, 2022 relating to an aggregate 84,000 of which vest over a three- year period when certain market price targets are met, (B) granted on January 19, 2023 relating to an aggregate 339,707 of which vest over a three- year period when certain market price targets are met, and (C) granted on February 1, 2024 relating to an aggregate 1,171,887 of which vest over a three-year period when certain market price and performance targets are met..

(3) Represents restricted stock units, with market based conditions, (A) granted on January 14, 2022 relating to an aggregate 43,555 of which vest over a three-year period when certain market price targets are met, (B) granted on January 19, 2023 relating to an aggregate 183,190 of which vest over a three-year period when certain market price targets are met, and (C) granted on February 1, 2024 relating to an aggregate 631,951 of which vest over a three-year period when certain market price and performance targets are met.

(4) Represents restricted stock units, with market based conditions, (A) granted on January 19, 2023 relating to an aggregate 63,052 of which vest over a three-year period when certain market price targets are met, (B) granted on November 9, 2023 related to an aggregate of 25,000 which vest after a two-year period when certain market price targets are met, and (C) granted on February 1, 2024 relating to an aggregate 524,194 of which vest over a three-year period when certain market price and performance targets are met.

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Potential Payments upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our NEOs in the event of a termination of employment. The terms cause, good reason and change of control have the meanings given such terms in the executive’s employment agreement.

Termination by OPT without Cause; Termination by Executive for Good Reason. Our employment agreement with each of Messer’s. Stratmann, Powers, and Burdyny provide, upon the termination of employment other than for cause, or if terminated for good reason, that they have the right to receive severance payments of twelve months of base salary (for Mr. Stratmann) or six months of base salary (for Mr. Powers and Mr. Burdyny).

Termination by OPT for Cause; Termination by Executive without Good Reason. Neither Mr. Stratmann, Mr. Powers, nor Mr. Burdyny is entitled to any benefits in the event of a termination of OPT for cause or by the executive without good reason.

Change in Control. The agreements for Mr. Stratmann, Mr. Powers, and Mr. Burdyny include a double trigger severance clause. In the event of a termination by OPT in connection with a change of control, or by the executive within 90 days of a change of control, the employment agreements for Mr. Stratmann, Mr. Powers, and Mr. Burdyny provide for a payment of twelve and three months, respectively, of base salary. The restricted stock unit agreement provides for accelerated stock vesting upon a change in control.

Termination upon Failure to Renew by OPT. In the event that OPT elects not to renew the employment agreement, and the executive terminates their employment within 30 days of notice of non-renewal, the employment agreements for Mr. Stratmann, Mr. Powers, and Mr. Burdyny provide for a payment of twelve and three months, respectively, of base salary.

Qualifying retirement. Under our restricted stock unit agreements with the NEOs, upon a Qualifying Retirement, 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with OPT; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by OPT equals or exceeds 75 years. In addition, the agreements of Messrs. Stratmann, Powers, and Burdyny extend the exercisability of vested options to 90 days after any termination event.

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Pay vs Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and in accordance with Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid to our NEOs, calculated in accordance with SEC regulations, and certain financial performance measures of the Company for fiscal years 2024, 2023, and 2022.

Fiscal Year	Summary Compensation Table Total for Current PEO (Stratmann)[1]	Summary Compensation Table Total for Former PEO (Kirby)[1]	Compensation Actually Paid to Current PEO (Stratmann)[1]	Compensation Actually Paid to Former PEO (Kirby)[1]	Average Summary Compensation Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to Non-PEO NEOs[1]	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (millions)
2024	$858,889	$—	$350,088	$—	$424,706	$247,643	$37	$(27,482,219)
2023	$868,068	$—	$477,551	$—	$407,966	$284,986	$48	$(26,326,062)
2022	$967,910	$505,480	$502,107	$505,480	$237,143	$126,700	$42	$(18,874,649)

(1) Amounts represent compensation actually paid to our Principal Executive Officers (“PEO”) and the average compensation actually paid to our non-PEO NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Fiscal Year	PEO(s)	Non-PEO NEOs
2024	Philipp Stratmann	Robert Powers, Matthew Burdyny, Joseph DiPietro(b)
2023	Philipp Stratmann	Robert Powers, Joseph DiPietro
2022	Philipp Stratmann; George H. Kirby III(a)	Robert Powers, Joseph DiPietro

(a)	Effective June 18, 2021, Mr. Stratmann was appointed as our PEO upon the resignation of Mr. Kirby.
(b)	Effective April 26, 2024, Mr. DiPietro departed from the Company.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year (“FY”), as adjusted as follows:

	2022			2023		2024
Equity Adjustments(a)	PEO (Kirby)	PEO (Stratmann)	Average Non-PEO NEOs	PEO (Stratmann)	Average Non-PEO NEOs	PEO (Stratmann)	Average Non-PEO NEOs
Summary Compensation Table Total	$505,480	$967,910	$237,143	$868,068	$407,966	$858,889	$424,706
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$-	$(465,803)	$(110,443)	$(319,493)	$(101,475)	$(289,042)	$(105,806)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$-	$-	$-	$-	$-	$-	$-
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$-	$-	$-	$-	$-	$-	$-
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$-	$-	$-	$-	$-	$-	$-
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$-	$-	$-	$(43,514)	$(11,971)	$(75,366)	$(17,787)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$-	$-	$-	$(27,510)	$(9,534)	$(144,392)	$(53,470)
Increase based on Incremental Fair Value of Options Modified during Applicable FY	$-	$-	$-	$-	$-	$-	$-
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$-	$-	$-	$-	$-	$-	$-
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	$-	$-	$-	$-	$-	$-	$-
Total Equity Adjustments	$-	$(465,803)	$(110,443)	$(390,517)	$(122,980)	$(508,801)	$(177,062)
Compensation Actually Paid	$505,480	$502,107	$126,700	$477,551	$284,986	$350,088	$247,643

(a) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for performance stock units (and RSUs, if any), the average of the high and low values of our common stock on applicable year-end date(s) or, in the case of vesting dates, the closing price on the applicable vesting date(s) multiplied by the probability of achievement as of the applicable date, and (2) for stock options, a value derived using the Black-Scholes option pricing model and the present value of dividends we expect to pay over the expected term of the award as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value of such stock options for financial statement purposes modified to obtain the values as of the relevant valuation dates. The Black-Scholes option pricing model assumptions were determined as follows: a) the average of the high and low values of our common stock on the applicable valuation date as of the current market price, b) in the case of in the money options, an expected term equal to the original ratio of expected term relative to the contractual term multiplied times the remaining term as of the applicable valuation date, and in the case of underwater stock options, an expected term set equal to the remaining term of the award, c) volatility based on the historical volatility of our stock price over a period equal to the expected term, and d) risk-free interest rates based on the implied yield on recently-issued U.S. Treasury zero-coupon bonds with a term comparable to the expected term. In all cases, these amounts were calculated in accordance with Accounting Standards Codification Topic No. 718, Compensation – Stock Compensation. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and prior fiscal years.

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PROPOSAL FOUR

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2011 Annual Meeting of Stockholders, the Board determined that an advisory vote on the compensation of our NEOs will be conducted every year. In this proposal we are asking stockholders to approve the following advisory resolution at the 2024 Annual Meeting:

RESOLVED, that the compensation paid to OPT’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in OPT’s proxy statement for its 2024 Annual Meeting of Stockholders, is hereby APPROVED.

The Board unanimously recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective towards achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating our executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives. We urge stockholders to read the Executive Compensation section beginning on page 40 of this proxy statement, including the 2024 Summary Compensation Table and related tables and narrative, appearing on pages 46 through 50 which provide information on our compensation policies and practices and the compensation of our NEOs.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made on behalf of the Board. Proxies may be solicited by mail, facsimile, telephone, email, internet, including social media, other electronic means, in person, and by advertisements. OPT has retained Sodali, a proxy solicitation firm, to assist OPT with the solicitation of proxies. Under our agreement with Sodali, Sodali will receive a fee of up to $100,000 plus the reimbursement of reasonable expenses. Sodali expects that approximately twenty (20) of its employees will assist in OPT’s solicitation of proxies. In addition, officers, directors, and certain other regular employees of OPT named herein may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

OPT will bear the costs of calling and holding the 2024 Annual Meeting and its and the Board’s solicitation of proxies. These costs to be borne by OPT will include OPT’s expenses related to our solicitation of proxies; additional fees payable to our proxy solicitor; and the costs of retaining an independent inspector of elections.

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Other costs to be borne by OPT will include OPT’s expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to OPT’s stockholders and obtaining voting instructions from beneficial owners.

Deadlines for Notice of Stockholder Actions to be Considered at the 2025 Annual Meeting

Stockholder Proposals

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at OPT’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 stockholder proposals must be received by OPT’s Corporate Secretary at OPT’s principal executive officers (located at 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831) no later than July 21, 2025.

Any stockholder of record of OPT who desires to submit a proposal of business (other than stockholder proposals in accordance with Rule 14a-8) for action at the 2025 Annual Meeting must deliver written notice of an intent to make such proposal of business to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 18, 2025 and no later than October 20, 2025. However, if the date of the 2024 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2024 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2024 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs. Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of OPT who desires to nominate one or more director candidates at the 2025 Annual Meeting must deliver written notice of an intent to make such director nomination to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831 no earlier than September 18, 2025, and no later than October 20, 2025. However, if the date of the 2024 Annual Meeting is more than twenty (20) days before or sixty (60) days after the first anniversary of the date of the 2024 Annual Meeting, then such notice must be delivered to OPT’s Corporate Secretary no later than the close of business on the later of (A) the ninetieth (90th) day prior to the 2024 Annual Meeting and (B) the tenth (10th) day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of the 2025 Annual Meeting was made, whichever first occurs). Any such notice must also comply with the timing, disclosure, procedural, and other requirements as set forth in the OPT Bylaws.

In addition to satisfying the requirements under the OPT Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

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Annual Report

Our 2024 Annual Report is being furnished together with this Proxy Statement. The 2024 Annual Report contains our consolidated financial statements for our fiscal year ended April 30, 2023 and the report thereon of EisnerAmper LLP, which was our independent registered public accounting firm when the audit of our consolidated financial statements for fiscal year 2024 was issued.

Our 2024 Annual Report does not constitute, and should not be considered, a part of our proxy solicitation materials. Stockholders can review and download a copy of our 2024 Annual Report by accessing our website, https://investors.oceanpowertechnologies.com/financial-information/sec-filings, or stockholders may request paper copies, without charge, by writing to Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831. OPT’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on OPT’s website and the SEC’s website are not part of this Proxy Statement.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement, proxy card or annual report may have been sent to multiple stockholders in your household.

We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, Attention: Secretary or (609) 730-0400. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction, or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. OPT’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties, and other factors. OPT urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

This Proxy Statement is dated November 18, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary. Except as required by law, OPT does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tracy Pagliara
Tracy Pagliara
General Counsel and Secretary

Dated: November 18, 2024

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (TERENCE J. CRYAN, J. PHILIPP STRATMANN, CLYDE W. HEWLETT, DIANA G. PURCEL, AND PETER E. SLAIBY) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT!

PLEASE VOTE THE PROXY CARD TODAY!

Remember, you can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions or require any assistance in voting your shares, please call:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

E-mail: OPTT@investor.sodali.com

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Exhibit A

OCEAN POWER TECHNOLOGIES, INC.

AMENDED & RESTATED 2015 OMNIBUS INCENTIVE PLAN

Ocean Power Technologies, Inc. (the “Company”) sets forth herein the terms of its Amended & Restated 2015 Omnibus Incentive Plan (the “Plan”), which amends and restates the Company’s 2015 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. The Board adopts the Plan on the Effective Date subject to Company shareholder approval on the Effective Date.

2.	DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3 “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

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2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9 “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, par value $.001 per share, of the Company.

2.10 “Change in Control” means the consummation of any of the following:

(a)	a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)	individuals who on the Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)	the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction; or

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(d)	there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act).

2.11 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12 “Committee” means the compensation committee of the Board.

2.13 “Company” means Ocean Power Technologies, Inc.

2.14 “Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.15 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.16 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.17 “Effective Date” means the date on which the Plan was approved by the Company’s stockholders.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.19 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date or other date as follows:

(a)	If on such Grant Date or such other date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

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(b)	If on such Grant Date or such other date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.20 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.21 “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination.

2.22 “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

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2.23 “Grantee” means a person who receives or holds an Award under the Plan.

2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.28 “Other Agreement” shall have the meaning set forth in Section 15.

2.29 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.30 “Outside Director” means a member of the Board who is not an Employee.

2.31 “Parachute Payment” shall have the meaning set forth in Section 15(a).

2.32 “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.33 “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.34 “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.35 “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

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2.36 “Plan” means this Amended & Restated 2015 Omnibus Incentive Plan, as amended from time to time.

2.37 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.38 “Restricted Period” shall have the meaning set forth in Section 10.2.

2.39 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.40 “SAR Price” shall have the meaning set forth in Section 9.1.

2.41 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.42 “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.43 “Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.44 “Stock” means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.45 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.46 “Stock Exchange” means the NYSE American or another established national or regional stock exchange on which the Company’s equity securities may be listed.

2.47 “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

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2.48 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.49 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.50 “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.51 “Unrestricted Stock” shall have the meaning set forth in Section 11.

2.52 “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

3.	administration of the plan

3.1 Committee.

3.1.1. Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

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Notwithstanding the foregoing: (i) the full Board, acting by a majority of its members then in office, shall conduct the general administration of the Plan with respect to all Awards granted to Outside Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board, and (ii) the Board or the Committee may delegate its authority hereunder to the extent permitted by this Section 3.1.1. In addition, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which are required to be determined in the sole discretion of the Committee under Rule 16b-3 of the Exchange Act or any regulations or rules issued thereunder.

Except as set forth in the preceding paragraph, in the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2. Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as the Stock is listed on the NYSE American, an “independent director” within the meaning of Section 803 of the NYSE American Listed Company Guide (or, in each case, any successor term or provision); provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the compensation committee of the Board or a subcommittee thereof if the compensation committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3. Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, and, for so long as the Stock is listed on the NYSE American, the rules of such Stock Exchange.

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3.1.4. Delegation by Committee.

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2 Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3 Terms of Awards.

3.3.1. Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)	designate Grantees;

(b)	determine the type or types of Awards to be made to a Grantee;

(c)	determine the number of shares of Stock to be subject to an Award;

(d)	establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)	prescribe the form of each Award Agreement evidencing an Award; and

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(f)	subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine. Notwithstanding the foregoing, the full Board shall have the full and final authority to make all Awards to Outside Directors.

3.3.2. Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4 No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

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3.5 Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6 No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7 Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1 Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to twenty-seven million two hundred eighty two thousand thirty six (27,282,036) shares of Stock. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. The number of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2 Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be adjusted by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

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4.3 Share Usage.

(a)	Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)	Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share for every one (1) share of Stock subject to such Award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share limit set forth in Section 4.1.

(c)	Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan.

(d)	The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations as provided in Section 18.3 or (iii) purchased by the Company with proceeds from Option exercises.

5.	effective date; term; amendment and termination

5.1 Effective Date.

The Plan shall be effective as of the Effective Date.

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5.2 Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3 Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	award eligibility and limitations

6.1 Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2 Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

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7.	award agreement

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	terms and conditions of options

8.1 Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2 Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4 Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

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8.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6 Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7 Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8 Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9 Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.10 Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary and (b) to the extent specifically provided in the related Award Agreement . Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted. Any Option which is intended to be an Incentive Stock Option but does not satisfy the requirements for an Option to be an Incentive Stock Option shall be a Non-qualified Stock Option.

8.12 Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

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9.2 Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3 Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4 Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5 Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Restricted Stock of Stock Units.

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

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10.2 Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time during which such Restricted Stock or Stock Units are unvested (a “Restricted Period”) and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3 Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4 Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

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10.5 Rights of Holders of Stock Units.

10.5.1. Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest and shall not be payable unless such performance goals for such Stock Units are achieved.

10.5.2. Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6 Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered to the Company or an Affiliate.

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10.8 Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1 Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, in respect of other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2 Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

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12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1 General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2 Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3 Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4 Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

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13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1 Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently at the time dividends are paid to the stockholders of the Company (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2 Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1 Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2 Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

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14.3 Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4 Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month of the calendar year that follows the calendar year which includes the end of the fiscal year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5 Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

15.	parachute limitations

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)	to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

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(b)	if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.	requirements of law

16.1 General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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16.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.	effect of changes in capitalization

17.1 Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

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17.2 Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3 Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)	in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i)	fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

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(ii)	the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b)	For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)	Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4 Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

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The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5 Adjustments.

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6 No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

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18.	general provisions

18.1 Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3 Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

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18.4 Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5 Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including, without limitation.”

18.6 Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7 Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9 Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

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18.10 Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

To record adoption of the Plan by the Board as of November 15, 2024, and approval of the Plan by the stockholders on January 16, 2025, the Company has caused its authorized officer to execute the Plan.

OCEAN POWER TECHNOLOGIES, INC.

By:
Title:

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Ocean Power Technologies, Inc.
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230-1150

OCEAN POWER TECHNOLOGIES, INC.

THE 2024 ANNUAL MEETING OF SHAREHOLDERS

JANUARY 16, 2025

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Ocean Power Technologies, Inc. common stock for the 2024 annual meeting of shareholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

VOTE VIA INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote	Have your proxy card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote	Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230

Internet and telephone access is available 24 hours a day, 7 days a week.

You will be required to provide the unique control number printed below if you vote via the Internet or by telephone.

If you vote on the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Standard Time on January 15, 2025. If you vote by mail, your vote must be received in sufficient time before the annual meeting.

CONTROL NUMBER: ➔

➔ **If voting by mail, please fold and detach card at perforation before mailing.** ➔

OCEAN POWER TECHNOLOGIES, INC. PROXY

The Board of Directors recommends a vote "FOR ALL" of the Board's Nominees listed in Proposal 1.

1. To elect the following five persons to the OPT Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal;

NOMINEES:

(1) Terence J. Cryan
(2) Philipp Stratmann
(3) Clyde W. Hewlett
(4) Diana G. Purcel
(5) Peter E. Slaiby

FOR ALL ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT** ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominees in the space below.

____

The Board of Directors recommends a vote "FOR" Proposals 2 - 4.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

______________________________ ______________
Shareholder Signatures (Titles) Date

INSTRUCTIONS: Please sign exactly as your name(s) appear(s) on this proxy card. If signing as an attorney, executor, administrator, trustee, guardian or other fiduciary agent, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership as an authorized officer, please sign using the full corporate or partnership name.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU MAY VOTE ON THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD TIME ON JANUARY 15, 2025. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE ANNUAL MEETING.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Ocean Power Technologies, Inc.'s proxy solicitor:

SODALI & CO

Sodali & Co
430 Park Avenue, 14th Floor,
New York, NY 10022
Call toll-free (800) 662-5200
or (203) 658-9400
Email: OPTT@investor.Sodali.com

↓ If voting by mail, please fold and detach card at perforation before mailing. ↓

PROXY CARD

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitute(s) and appoint(s) Dr. Philipp Stratmann and Terence J. Cryan and each of them, acting individually or in the absence of others, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and re-substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, stockholders of Ocean Power Technologies, Inc., a Delaware corporation ("OPT"), all shares of the common stock, par value $0.001 per share (the "Common Stock"), of OPT which the undersigned would be entitled to vote, and with all powers that the undersigned would have, if present at OPT's 2024 Annual Meeting of Stockholders (including any adjournments, postponements, reschedulings, or continuations thereof and any meeting which may be called in lieu thereof, the "Meeting"). The Meeting is scheduled to be held on Thursday, January 16, 2025, at 10:00 a.m. Eastern Time, in virtual format. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys, agents, and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein.

THE SHARES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR ALL" NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES WITH RESPECT TO SUCH OTHER BUSINESS AS MY PROPERLY COME BEFORE THE MEETING. ONLY STOCKHOLDERS OF RECORD ON NOVEMBER 18, 2024 MAY VOTE AT THE MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on the reverse side)